SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.   )
                                             ---



FILED BY THE REGISTRANT   [ X ]
FILED BY A PARTY OTHER THAN THE REGISTRANT   [   ]
CHECK THE APPROPRIATE BOX:
[ X  ]    PRELIMINARY PROXY STATEMENT
[    ]    DEFINITIVE PROXY STATEMENT
[    ]    DEFINITIVE ADDITIONAL MATERIALS
[    ]    SOLICITING MATERIAL PURSUANT TO SECTION 240.14A-11(C) OR SECTION
240.14A-12


                                FX ENERGY, INC.
                (Name of Registrant as Specified In Its Charter)


                                FX ENERGY, INC.
                  (Name of Person(s) Filling Proxy Statement)


Payment of Filing Fee (Check the appropriate box):
[ x ] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).
[   ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-
       6(i)(3).
[   ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

   1)  Title of each class of securities to which transaction applies:

   2)  Aggregate number of securities to which transaction applies:

   3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:1

   4)  Proposed maximum aggregate value of transaction:

Set forth the amount on which the filing fee is calculated and state how it was determined.

[   ]Check box if any part of the fee is offset as provided by Exchange Act Rule
0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   1)  Amount Previously Paid:

   2)  Form, Schedule, or Registration Statement No.:

   3)  Filing Party:

   4)  Date Filed:

                                FX ENERGY, INC.



                                  [Date], 1997


Dear FX Energy Stockholder:

     Our proxy statement for the 1997 annual stockholders' meeting of FX Energy, Inc. (the "Company"), is enclosed. At this meeting, we will seek your support for the election of directors, for approval of a number of proposals detailed in the proxy statement designed to assist the Company in maximizing stockholder value in the event of a proposed corporate acquisition, and for the approval of our 1996 Stock Option Plan. These proposals, sometimes referred to as "anti-takeover" measures, are intended to protect the stockholders in the case of a takeover attempt that, in the opinion of the board of directors, may not be in the best interests of all of the Company's stockholders. These proposals should enhance present management's bargaining power with potential bidders, but may have the effect of entrenching management, which would make takeover attempts more difficult. For a detailed discussion of the effects of these anti-takeover proposals, stockholders are urged to review carefully the material in the enclosed proxy statement under the caption, "Proposal 2: Amendments to the Articles of Incorporation."

     Although the board of directors has no knowledge of any proposal or intent by any party to acquire or seek a change in control of the Company or to accumulate stock in the Company leading to such a possible acquisition or change, ongoing merger and acquisition activity generally, as well as in the oil and gas exploration industry in particular, prompted the board of directors and executive management to review the Company's position and strategic alternatives in the event of a possible acquisition effort involving the Company. The board of directors believes that the Company may be an attractive takeover candidate in view of the nature and extent of its exploration projects in Poland, where the Company has a number of existing oil and gas exploration prospects, has access to previously collected geological and geophysical data, and has been able to build strategic alliances with industry partners to diversify the risk and cost of exploration. In addition, the board of directors is concerned that the Company may be particularly vulnerable from time to time in the future because of the nature of its exploration efforts in Poland. For example, preliminary and inconclusive results of specific drilling or other exploration activity, particularly initially, may lead the board of directors to conclude that it is impossible, impracticable, or otherwise not in the stockholders' best interests to consider a specific transaction unless and until more conclusive results are obtained.

     In the event of a possible attempted takeover, the Company believes it in the best interests of all stockholders to encourage bidders to negotiate with the board of directors, which knows the status of the Company's current exploration and development plans, its exploration possibilities, and its long-term potential value. If a bidder elects not to negotiate with the board of directors or wants to proceed with a hostile takeover attempt, notwithstanding the conclusion of the board that the terms are not fair to the stockholders, the board of directors believes that it is important that the Company have available to it a number of tools designed to protect against corporate raiders not interested in protecting existing stockholders or maximizing their value. Therefore, the board of directors recommends that the stockholders place these tasks in the hands of the board, even though the board recognizes that the directors' opinion of such strategies or the fairness of a proposed transaction may not be shared by other stockholders and that the existence of these anti-takeover measures may prevent takeovers considered desirable by certain stockholders.

     These are important considerations for all stockholders. Therefore, the board urges you to review each of these proposals carefully. The enclosed proxy statement discusses the intended benefits as well as possible disadvantages of these provisions.

     Your board of directors believes that the adoption of all of the proposals, including the anti-takeover provisions, is in the best interests of all stockholders and that all disadvantages are more than offset by the benefits to the Company and its stockholders if these proposals are approved.

                                Sincerely,

                                FX ENERGY, INC.




                                David N. Pierce
                                President

DNP:sp

                                FX ENERGY, INC.
                      3006 SOUTH HIGHLAND DRIVE, SUITE 206
                          SALT LAKE CITY, UTAH  84106

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 17, 1997

TO THE STOCKHOLDERS OF FX Energy, Inc.:

     The 1997 annual meeting of the stockholders (the "Annual Meeting") of FX Energy, Inc. (the "Company"), will be held at <place>, Salt Lake City, Utah, on June 17, 1997. The Annual Meeting will convene at <time>, local time, to consider and take action on the following proposals:

(1) To elect three directors to serve until the expiration of their respective terms and until their respective successors are elected and qualified;

(2) To approve proposed amendments to the Company's Articles of Incorporation and bylaws that would make certain general modernizing changes and put in place certain measures designed to assist the Company in maximizing stockholder value in the event of a proposed corporate acquisition, including provisions that would:
     (a)  Make general modernizing changes;
     (b) Cause the Company to specifically opt out of certain anti-takeover statutes in Nevada while remaining subject to similar statutes in other states;
     (c) Increase the Company's authorized capitalization to 30,000,000 shares of common stock, retaining the 5,000,000 shares of preferred stock
     (d) Make certain modernizing changes to article provisions providing for the indemnification of officers, directors, and others;
     (e)  Require advance notice for the nomination of directors;
     (f) Grant cumulative voting on the election of directors if a person or group of related persons owning in excess of 30% of the Common Stock opposes management of the Company in a separate proxy solicitation or in an election contest;
     (g) Require advance notice regarding business to be conducted at stockholders' meetings;
     (h) Deny action by the written consent of the holders of a majority of the voting shares;
     (i) Prohibit the Company from paying a premium upon the redemption of stock in excess of the fair market value of such stock from a stockholder that has acquired 10% or more of the Common Stock;
     (j) Authorize the board of directors to consider all relevant factors in evaluating a proposed tender offer or other attempted takeover;
     (k) Require an affirmative vote of stockholders holding at least two-thirds of the Common Stock to approve a business combination with a person or group of related persons owning in excess of 10% of the Common Stock unless such business combination requires the payment of a fair price for the Company's stock, prohibits the Company from entering into certain transactions or taking certain actions with related parties and requires prior notice to have been provided to the stockholders or, alternatively, the business combination is approved by two-thirds of the directors that were not elected by or at the request of the interested person or persons; and
     (l) Provide that the Rights granted to the stockholders pursuant to the Stockholder Rights Plan may only be redeemed by the Rights Redemption Committee consisting of at least three continuing directors, at least a majority of whom are not employees of the Company.
(3)  To approve the FX Energy, Inc., 1996 Stock Option and Award Plan; and
(4) To transact such other business as may properly come before the Annual Meeting or any adjournment(s) thereof.

     ONLY OWNERS OF RECORD OF THE 12,584,381 SHARES OF THE COMPANY'S COMMON STOCK ISSUED AND OUTSTANDING AS OF THE CLOSE OF BUSINESS ON MAY 9, 1997, (THE "RECORD DATE"), WILL BE ENTITLED TO NOTICE OF AND TO VOTE AT THE ANNUAL MEETING. EACH SHARE OF COMMON STOCK IS ENTITLED TO ONE VOTE.

     HOLDERS OF AT LEAST A MAJORITY OF THE SHARES OF COMMON STOCK OUTSTANDING ON THE RECORD DATE MUST BE REPRESENTED AT THE MEETING TO CONSTITUTE A QUORUM FOR CONDUCTING BUSINESS.

     THE ATTENDANCE AT AND/OR VOTE OF EACH STOCKHOLDER AT THE ANNUAL MEETING IS IMPORTANT, AND EACH STOCKHOLDER IS ENCOURAGED TO ATTEND.

                                 FX ENERGY, INC.
                                 BY ORDER OF THE BOARD OF DIRECTORS


                                 Andrew W. Pierce, Secretary
Salt Lake City, Utah




                                   IMPORTANT
REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE FILL IN, SIGN, DATE, AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE SELF-ADDRESSED, STAMPED ENVELOPE PROVIDED. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.


                                SPECIAL REQUEST
IF YOUR SHARES ARE HELD IN THE NAME OF A BROKERAGE FIRM, NOMINEE, OR OTHER INSTITUTION, ONLY IT CAN VOTE YOUR SHARES. PLEASE CONTACT PROMPTLY THE PERSON RESPONSIBLE FOR YOUR ACCOUNT AND GIVE INSTRUCTIONS FOR YOUR SHARES TO BE VOTED.

                                FX ENERGY, INC.
                      3006 SOUTH HIGHLAND DRIVE, SUITE 206
                          SALT LAKE CITY, UTAH  84106

                                PROXY STATEMENT

     This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the management of FX Energy, Inc. (the "Company"), to be voted at the annual meeting of stockholders to be held at <place>, Salt Lake City, Utah, on June 17, 1997, at <time>, local time, or at any adjournment thereof (the "Annual Meeting"). The enclosed proxy, when properly executed and returned in a timely manner, will be voted at the Annual Meeting in accordance with the directions set forth thereon. If no instructions are indicated on the enclosed proxy, at the Annual Meeting, the proxy will be voted:

(1) FOR the election of three nominees of management set forth herein as directors of the Company to serve as directors until the expiration of their respective terms and until their successors are elected and qualified;

(2) FOR approval of amendment of the Company's Articles of Incorporation and bylaws to make certain general modernizing changes and put in place certain measures designed to assist the Company in maximizing stockholder value in the event of a proposed corporate acquisition, including provisions that would:

     (a)  ake general modernizing changes;
     (b) Cause the Company to specifically opt out of certain anti-takeover statutes in Nevada while remaining subject to similar statutes in other states;
     (c) Increase the Company's authorized capitalization to 30,000,000 shares of common stock, retaining the 5,000,000 shares of preferred stock currently authorized;
     (d) Make certain modernizing changes to article provisions providing for the indemnification of officers, directors, and others;
     (e)  Require advance notice for the nomination of directors;
     (f) Grant cumulative voting on the election of directors if a person or group of related persons owning in excess of 30% of the Common Stock opposes management of the Company in a separate proxy solicitation or in an election contest;
     (g) Require advance notice regarding business to be conducted at stockholders' meetings;
     (h) Deny action by the written consent of the holders of a majority of the voting shares;
     (i) Prohibit the Company from paying a premium upon the redemption of stock in excess of the fair market value of such stock from a stockholder that has acquired 10% or more of the Common Stock;
     (j) Authorize the board of directors to consider all relevant factors in evaluating a proposed tender offer or other attempted takeover;
     (k) Require an affirmative vote of stockholders holding at least two-thirds of the Common Stock to approve a business combination with a person or group of related persons owning in excess of 10% of the Common Stock unless such business combination requires the payment of a fair price for the Company's stock, prohibits the Company from entering into certain transactions or taking certain actions with related parties and requires prior notice to have been provided to the stockholders or, alternatively, the business combination is approved by two-thirds of the directors that were not elected by or at the request of the interested person or persons; and
     (l) Provide that the Rights granted to the stockholders pursuant to the Stockholder Rights Plan may only be redeemed by the Rights Redemption Committee consisting of at least three continuing directors, at least a majority of whom are not employees of the Company.

(3) FOR approval of the FX Energy, Inc. 1996 Stock Option and Award Plan (the "Plan"); and

(4) IN accordance with the best judgment of the persons acting as proxies on other matters presented for a vote.

     The enclosed proxy, even though executed and returned to the Company, may be revoked at any time before it is voted, either by giving a written notice, mailed or delivered to the secretary of the Company, by submitting a new proxy bearing a later date, or by voting in person at the Annual Meeting. If the proxy is returned to the Company without specific direction, the proxy will be voted in accordance with the board of directors' recommendations as set forth above.

     The entire expense of this proxy solicitation will be borne by the Company. In addition to this solicitation, officers, directors, and regular employees of the Company, who will receive no extra compensation for such services, may solicit proxies by mail, by telephone, or in person. This statement and form of proxy were first mailed to stockholders on or about May 9, 1997.

     Only holders of the Company's 12,584,381 shares of Common Stock, par value $0.001 (the "Common Stock"), issued and outstanding as of the close of business on May 9, 1997 (the "Record Date"), will be entitled to vote at the Annual Meeting. Each share of Common Stock is entitled to one vote. Holders of at least a majority of the 12,584,381 shares of Common Stock outstanding on the Record Date must be represented at the Annual Meeting to constitute a quorum for conducting business.

     All properly executed and returned proxies as well as shares represented in person at the meeting will be counted for purposes of determining if a quorum is present, whether the proxies are instructed to abstain from voting or consist of broker non-votes. Under Nevada corporate law and the Company's articles of incorporation and bylaws, the election of directors requires a vote by a plurality of the shares present at the Annual Meeting, and amendment of the articles of incorporation requires approval by a majority of the issued and outstanding shares entitled to vote. All other matters except certain specified extraordinary matters are considered approved by the stockholders if approved by at least a majority of the shares present at a meeting of the stockholders at which a quorum is present. Therefore, abstentions and broker non-votes will have the same legal effect as a vote against matters other than the election of directors; abstentions and broker non-votes will not be counted for the election of directors.

     Officers and directors holding an aggregate of 911,193 shares of Common Stock, or approximately 7.2% of the issued and outstanding shares, have indicated their intent to vote in favor of all proposals.




                       PROPOSAL 1:  ELECTION OF DIRECTORS


GENERAL

     The Company's articles of incorporation provide that the board of directors shall be divided into three classes, with each class as equal in number as practicable. One class is to be elected each year for a three-year term. At the Annual Meeting, three directors will be elected to each serve a three-year term.

     It is intended that votes will be cast, pursuant to authority granted by the enclosed proxy when properly executed and returned to the Company, for the election of the nominees named below as directors of the Company, except as otherwise specified in the proxy. In the event a nominee shall be unable to serve, votes will be cast, pursuant to authority granted by the enclosed proxy, for such person as may be designated by the board of directors. Biographical information follows for each person nominated and for each director whose term of office will continue after the Annual Meeting. The officers of the Company are elected at the annual meeting of the board of directors to hold office until their respective successors are elected and qualified. The information concerning the nominees and directors and their security holdings has been furnished by them to the Company. (See "PRINCIPAL STOCKHOLDERS" below.)


EXECUTIVE OFFICERS, DIRECTORS, AND NOMINEES

     The board of directors' nominees for election as directors of the Company at the Annual Meeting are Andrew W. Pierce, Jay W. Decker, and Jerzy B. Maciolek. The following table sets forth the name, age, term of directorship, and principal business experience of each executive officer and director of the Company who has served in such position since the Company's last fiscal year:

                                   YEAR
                        DIREC-    TERM       BUSINESS EXPERIENCE DURING PAST
     NAME          AGE   TOR    EXPIRES     FIVE YEARS AND OTHER INFORMATION
                        SINCE
--------------     ---  -----   ------- ----------------------------------------

David N. Pierce     50   1992     1999  President and director of the Company
                                        since 1992.  For over three years prior
                                        to 1992, Vice-President and director of
                                        the Company's predecessor, Frontier
                                        Exploration Company ("Exploration"), co-founded with his brother, Andrew W.
                                        Pierce, in January 1989 and acquired by
                                        the Company in March 1992.  Executive
                                        capacity with privately held oil and gas companies since 1979. An attorney with over 20 years' experience in natural resources, securities and international business law. Graduate of Princeton
                                        University and Stanford Law School.

Andrew W. Pierce   49   1992     1997  Vice-president and director of the
                                       Company since 1992.  For over three
                                       years prior to 1992, President and
                                       director of the Company's predecessor,
                                       co-founded with his brother, David N.
                                       Pierce, in January 1989. Over 20 years' oil and gas exploration, drilling, production and leasing experience, with primary management and line responsibility for drilling and completion operations on more than 60 oil and gas wells in Montana, Wyoming, Utah, and Nevada over the last 20 years.
                                       Supervises all field operations of the
                                       Company.

Thomas B. Lovejoy  60   1995     1998  Vice-chairman of the board of directors
                                       and a director of the Company.  Engaged
                                       in financial advisory and investment
                                       banking activities since 1961.  In
                                       November 1992, formed Lovejoy
                                       Associates, Inc., Greenwich,
                                       Connecticut, to provide financial
                                       strategic advice respecting private
                                       placements, mergers and acquisitions and other financial alternatives. For three years prior to forming Lovejoy
                                       Associates, Inc., managing director and
                                       head of natural resource, utility, and
                                       mining groups for Prudential Securities,
                                       Inc., New York, New York.  From 1980 to
                                       1988, managing director, and head of the energy, and natural resources group of Paine Webber, Inc. Since 1993, a director of Scaltech, Inc., Houston,
                                       Texas, which processes petroleum
                                       refinery oily waste.  Received an MBA
                                       from Harvard Business School and a B.S.
                                       from the Massachusetts Institute of
                                       Technology.


Peter L. Raven     58   1996     1999  Director. For over 25 years, employed by
                                       Ultramar, PLC, London, England, a
                                       British holding company for a world-wide group of operating companies engaged in exploration for, and production of, crude oil and natural gas, and shipping, refining, and marketing of crude oil and petroleum products. From 1957 through
                                       1985, various positions with Ultramar
                                       and its U.K. and American subsidiaries,
                                       including chief financial officer of
                                       Ultramar PLC.  From 1985 through 1988,
                                       executive vice-president, and from 1988
                                       through 1992, president  of American
                                       Ultramar. Graduate of the Downside
                                       School in England, the Institute of
                                       Chartered Accountants in 1962, and the
                                       Harvard Business School Advanced
                                       Management Programme in 1987.

Scott J. Duncan    48   1993     1998  Vice-president, treasurer and director.
                                       Financial consultant to the Company from its inception in 1992 through April
                                       1993, when he became a full-time
                                       employee.  From December 1988 through
                                       February 1992, a director and principal
                                       stockholder of MusicNet Holding Company,
                                       Salt Lake City, Utah, and an executive
                                       officer of MusicNet from  March 1989
                                       until February 1992.  Served as
                                       president, director and principal
                                       stockholder of Hastings Corp., Salt Lake
                                       City, Utah, from May 1990 until January
                                       1992, when it acquired Anodyne
                                       Corporation, a Whitmore Lake, Michigan,
                                       manufacturer of a patented lift device.
                                       Graduate of the University of Utah
                                       School of Business.

Jay W. Decker      45   1996     1997  Director.  Executive vice-president and
                                       a director of Hugoton Energy
                                       Corporation, a public independent oil
                                       company ("Hugoton"), since September
                                       1995.  From 1989 until its merger into
                                       Hugoton, was the president and chief
                                       executive officer of Consolidated Oil &
                                       Gas, Inc., a private independent oil
                                       company based in Denver, Colorado
                                       ("Consolidated"). Between 1989 and 1995, oversaw and directed the growth of Consolidated and its predecessor company from start-up until merger with Hugoton, at a net asset value of more than $100 million. Prior to 1989, served as vice-president of operations for General
                                       Atlantic Energy Company and in various
                                       capacities for Peppermill Oil Company,
                                       Wainoco Oil & Gas, and Shell Oil
                                       Company.  Received his B.S. degree from
                                       the University of Wyoming.  Also a
                                       director of Patina Oil & Gas
                                       Corporation, a public independent oil
                                       company.

Jerzy B. Maciolek  46   1996     1997  Vice-president and director.  Employed
                                       by the Company in September 1995.
                                       Instrumental in the Company's
                                       exploration efforts. Serves as a member
                                       of advisory board of the Polish Oil and
                                       Gas Company.  Prior to becoming a
                                       Company employee, a private consultant
                                       for over five years, including
                                       consulting on hydrocarbon potential of
                                       Poland and Kazakhstan, translating and
                                       interpreting geological and geophysical
                                       information for several integrated
                                       hydrocarbon potential reports on Poland
                                       and Kazakhstan, and developing applied
                                       integrated geophysical interpretations
                                       over gold mines in Nevada, California,
                                       and Mexico.  Since 1992, has also
                                       provided consulting services to the
                                       Company regarding exploration projects
                                       in the western United States and Poland.
                                       Received a master's degree in
                                       exploration geophysics from the Mining
                                       and Metallurgy Academy in Krakow,
                                       Poland.

BOARD MEETINGS AND COMMITTEES

     The board of directors had one formal meeting during 1996 and one meeting to date in 1997. The directors also discussed the business and affairs of the Company informally on numerous occasions throughout the year and took several actions through unanimous written consents in lieu of meetings.

     In June 1996, the board of directors appointed Messrs. Lovejoy and Raven to the newly-formed audit committee and compensation committee. On his appointment as a director in September 1996, Mr. Decker was appointed to serve as a member of both committees.

     The audit committee met once during 1996 and has met once to date in 1997 to review the results of auditing the 1996 financial statements of the Company by its auditor. The audit committee recommends selection of independent auditors, approves the scope of audit and related fees, and reviews financial reports, audit results, internal accounting procedures, and programs to comply with applicable requirements relating to financial accountability. The audit committee's responsibilities were expanded in February 1997 to include compliance responsibilities to develop policies and procedures for compliance by the Company and its officers and directors with applicable laws and regulations.

     The compensation committee met once during 1996 to approve stock option grants and bonus payments for the 1996 year. The compensation committee has met once to date in 1997. The compensation committee has the responsibility of reviewing performance of senior management, recommending compensation, and developing compensation strategies and alternatives throughout the Company.

     In connection with the adoption of the Stockholder Rights Plan, the board of directors also formed a Rights Redemption Committee to perform certain functions in accordance with such plan and appointed Messrs. David N. and Andrew
W. Pierce, Lovejoy, Raven, and Decker to such committee. The Rights Redemption Committee has not met.


VOTE REQUIRED

     Directors are elected by the affirmative vote of the holders of a plurality of the shares of Common Stock voted at the Annual Meeting. Abstentions and broker non-votes will not be counted in the election of directors.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE NOMINEES OF MANAGEMENT SET FORTH HEREIN AS DIRECTORS OF THE COMPANY, TO SERVE IN SUCH CAPACITIES UNTIL THE EXPIRATION OF THEIR TERM AND UNTIL THEIR SUCCESSORS ARE ELECTED AND QUALIFIED.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Unless otherwise indicated, the terms of the following transactions between related parties were not determined as a result of arm's length negotiations.

     Amounts Due to and from Affiliates

     During 1994, David N. Pierce and Andrew W. Pierce provided their management services to the Company through Pierce-Arrow Management, Inc. ("Pierce-Arrow"), a company which they own. Total amounts accrued to Pierce-Arrow were $195,067 for 1994. As of December 31, 1995, the Company owed Pierce-Arrow a total of $95,005, including interest at 9% of $17,997. These amounts were paid in 1996. There has been no independent review or determination of the fairness or reasonableness of the terms of the arrangements between the Company and Pierce-Arrow.

     Interim Loan Commitment; Consulting Agreement

     Effective August 3, 1995, the Company entered into a loan agreement with an existing stockholder, Thomas B. Lovejoy, which provided for borrowing, with interest at the stockholder's borrowing rate plus 2%, through March 31, 1996.
No amounts were borrowed by the Company under this credit facility prior to its expiration on March 31, 1996. The Company subsequently entered into a formal consulting agreement, effective August 3, 1995, with Mr. Lovejoy's company, Lovejoy Associates, Inc., under which it advises the Company respecting future financing alternatives, identification of possible sources of debt and equity financing, with particular emphasis on funding for the Baltic Concession, and the Company's relationship with the investment community, at a fee of $10,000 per month commencing October 15, 1995, and continuing through December 31, 1997. The Company agreed to reimburse the consultant for out-of-pocket expenses.

     In consideration of the consulting agreement and the loan agreement now expired, the Company issued to Lovejoy Associates, Inc., 200,000 shares of restricted Common Stock and granted to Mr. Lovejoy options to purchase 350,000 shares of Common Stock at an exercise price of $3.00 per share. The Company recognized $400,000 as compensation expense in connection with the issuance of such 200,000 shares. The options are currently exercisable to purchase 250,000 shares of Common Stock and become exercisable respecting an additional 100,000 shares on December 31, 1997, unless the consulting agreement with Lovejoy Associates, Inc., has previously been terminated by the Company for cause. The options may be exercised at any time within five years after they become exercisable. The Company has agreed to register the resale of shares of Common Stock issuable on the exercise of the options. At the optionee's election, any tax withholding obligation may be satisfied by the optionee tendering shares of Common Stock to the Company or by the Company withholding shares otherwise issuable on exercise of the options. The foregoing was the result of arm's length negotiations.

PRINCIPAL STOCKHOLDERS

     The following table sets forth, as of the Record Date, the name, address and shareholdings of each person who owns of record, or was known by the Company to own beneficially, 5% or more of the Common Stock currently issued and outstanding; the name and shareholdings of each director; and the shareholdings of all executive officers and directors as a group. Unless otherwise indicated, all shares consist of Common Stock, and all such shares are owned beneficially and of record by the named person or group.
                                                           PERCENTAGE
   NAME OF BENEFICIAL       NATURE OF     AMOUNT(1)             OF
          OWNER             OWNERSHIP                     OWNERSHIP(2)
---------------------     ------------    -----------     ------------

DIRECTORS AND PRINCIPAL STOCKHOLDERS

 David N. Pierce          Common Stock     152,993 (3)        1.2%
                          Options          825,000 (7)        6.2%
                          -----------      -----------
                          Total            977,993            7.3%

 Andrew W. Pierce         Common Stock     125,200 (4)        1.0%
                          Options          765,000 (7)        5.7%
                          -----------      -----------
                          Total            890,200            6.7%

 Thomas B. Lovejoy        Common Stock     419,000 (5)        3.3%
                          Options          415,000 (7)        3.2%
                          -----------      -----------
                          Total            834,000            6.4%

 Scott J. Duncan          Common Stock     174,000 (6)         1.4%
                          Options          105,000 (7)         0.8%
                          -----------      -----------
                          Total            279,000             2.2%

 Peter L. Raven           Common Stock      40,000            --
                                             6,000            --
                          -----------      -----------
                                            46,000            --

 Jay W. Decker            Options            6,000 (7)        --

 Jerzy B. Maciolek        Options          215,000 (7)         1.7%


ALL EXECUTIVE OFFICERS
AND DIRECTORS AS A GROUP  Common Stock     911,193             7.2%
(7 PERSONS)               Options        2,337,000            15.7%
                          -----------    -----------
                          Total          3,248,193            21.8%


(1) Except as otherwise noted, shares are owned beneficially and of record, and such record stockholder has sole voting, investment, and dispositive power.
(2) Calculations of total percentages of ownership outstanding for each individual assumes the exercise of options held by that individual to which the percentage relates. Percentages calculated for totals of all executive officers and directors as a group assume the exercise of all options held by the indicated group.
 (3) Includes 49,993 shares held by Mr. Pierce jointly with his wife, Mary Phillips; 19,000 shares held by Mary Phillips; 40,000 shares held by Mr. Pierce as custodian for minor children; 21,000 shares held by Alysa Thirsk, an adult child living in Mr. Pierce's household; and 23,000 held by Mary Phillips as custodian for a minor child. Mr. Pierce is deemed to hold or
     share voting and dispositive power over all of such shares.   Mr. Pierce's
     address is in care of the Company.
(4) Includes 10,000 shares held by a minor child. Mr. Pierce is deemed to hold dispositive power over all of such shares. Mr. Pierce's address is in care of the Company.
(5) Includes 12,000 shares held in trust for the benefit of Mr. Lovejoy's children, 49,500 shares held in Mr. Lovejoy's IRA account, and 208,000 shares held by Lovejoy Associates, Inc., (of which Mr. Lovejoy is sole owner). Mr. Lovejoy is deemed to hold dispositive power over all of such shares. Mr. Lovejoy's address is 48 Burying Hill Road, Greenwich CT
     06831.
(6) Includes 122,000 shares held by Mr. Duncan jointly with his wife, Cathy H. Duncan; 6,000 shares held solely by Cathy H. Duncan; and 46,000 shares held by Cathy Duncan as custodian for minor children. Mr. Duncan is deemed to hold or share voting and dispositive power over all of such shares.
(7) These options give the holders the right to acquire shares of Common Stock at prices ranging from $1.50 to $8.875 per share with various expiration dates ranging from May 1998 to June 2004. Certain of the options are subject to vesting requirements but are reflected in the table as being fully vested and exercisable. See "ITEM 10. EXECUTIVE COMPENSATION:
     Options and Warrants to Executive Officers, Directors, and Others."

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of equity securities of the Company. Officers, directors, and greater than 10% stockholders are required to furnish the Company with copies of all section 16(a) forms they file.

     Based solely upon a review of Forms 3, 4, and 5, and amendments thereto, furnished to the Company during or respecting its last fiscal year ended December 31, 1996, no person who, at any time during the most recent fiscal year, was a director, officer, beneficial owner of more than 10% of any class of equity securities of the Company or any other person known to be subject to
Section 16 of the Exchange Act failed to file, on a timely basis, reports required by Section 16(a) of the Exchange Act, except that Jay W. Decker did not timely report the grant of options to purchase 6,000 shares of Common Stock in connection with his appointment as a director.


EXECUTIVE COMPENSATION

     Summary Compensation

     The following table sets forth, for the last three fiscal years of the Company, the annual and long term compensation earned by, awarded to, or paid to the person who was chief executive officer of the Company and each other executive officer of the Company as of the end of the last fiscal year (the "Named Executive Officers").


                                                             LONG TERM COMPENSATION

                               ANNUAL COMPENSATION              AWARDS          PAYOUTS

      (A)          (B)       (C)       (D)      (E)        (F)         (G)        (H)       (I)

                                               OTHER                SECURITIES              ALL
                   YEAR                        ANNUAL   RESTRICTED  UNDERLYING             OTHER
    NAME AND      ENDED                       COMPEN-     STOCK      OPTIONS/     LTIP    COMPEN-
   PRINCIPAL       DEC.     SALARY    BONUS    SATION    AWARD(S)      SARS     PAYOUTS   SATION
    POSITION       31,      ($)(1)     ($)       ($)       ($)        (NO.)       ($)       ($)
---------------   -----    --------  -------  -------   ---------   ---------   -------- --------
David N. Pierce    1996    $129,000  $80,000     --         --          75,000     --       --
President (CEO)    1995    $120,000  --          --         --         100,000     --       --
                   1994     $99,569  --          --         --         500,000     --       --

Andrew W. Pierce   1996    $111,753  $80,000     --         --          65,000     --       --
Vice-President     1995      75,000    --        --         --          50,000     --       --
(COO)              1994      93,303    --        --         --         500,000     --       --

Scott J. Duncan    1996     $67,500  $50,000     --         --          55,000     --       --
Treasurer          1995      60,000    --        --         --          50,000     --       --
                   1994      60,000    --        --         --          --         --       --

Jerzy B. Maciolek  1996     $87,000  $80,000     --         --          65,000     --       --
Vice-President     1995      25,000    --        --         --         200,000     --       --


(1) Figures shown for David N. Pierce and Andrew W. Pierce include the payment of amounts to Pierce-Arrow Management, Inc., owned by David N. Pierce and Andrew W. Pierce.


OPTION/SAR GRANTS IN LAST FISCAL YEAR

     The following table sets forth information respecting all individual grants of options and stock appreciation rights ("SARs") made during the last completed fiscal year to the Named Executive Officers of the Company.

     (A)            (B)           (C)           (D)              (E)
                 NUMBER OF     % OF TOTAL
                 SECURITIES   OPTIONS/SARS
                               GRANTED TO
                OPTIONS/SARS   EMPLOYEES    EXERCISE OR
     NAME        GRANTED        DURING      BASE PRICE    EXPIRATION DATE
                   (NO.)      FISCAL YEAR    ($/SHARE)
----------      ------------  -----------   -----------   ----------------

David N.           75,000        15.1%         $8.875     November 4, 2001
Pierce
Andrew W.          65,000        13.0%         $8.875     November 4, 2001
Pierce
Scott J.           55,000        11.0%         $8.875     November 4, 2001
Duncan
Jerzy Maciolek     65,000        13.0%         $8.875     November 4, 2001

See below for a discussion of the terms of the options granted to executive officers.

AGGREGATE OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND YEAR END OPTION/SAR
VALUES

     The following table sets forth information respecting the exercise of options and SARs during the last completed fiscal year by the Named Executive Officers and the fiscal year end values of unexercised options and SARs.

      (A)             (B)           (C)               (D)                   (E)
                                             NUMBER OF SECURITIES
                                                  UNDERLYING       VALUE OF UNEXERCISED
                                                  UNEXERCISED          IN-THE-MONEY
                    SHARES                    OPTIONS/SARS AT FY    OPTIONS/SARS AT FY
                  ACQUIRED ON      VALUE           END (NO.)              END ($)
                   EXERCISE       REALIZED       EXERCISABLE/          EXERCISABLE/
     NAME            (NO.)          ($)          UNEXERCISABLE       UNEXERCISABLE(1)
---------------   -----------     --------   -----------------     --------------------
David N. Pierce       --             --        487,500/337,500(2)  $3,051,563/1,889,063
Andrew W.             --             --       432,500/332,500(3)   $2,737,188/1,887,188
Pierce
Scott J. Duncan       --             --        77,500/27,500(4)       $322,813/10,313
Jerzy B.              --             --        232,500/32,500(5)     $1,562,188/12,188
Maciolek

(1) Based on the closing sales price for the Common Stock of $9.25 on December 31, 1996.
(2) Includes options to purchase 150,000 shares of Common Stock at any time through May 6, 1998, at an exercise price of $1.50 per share; 500,000 shares of Common Stock exercisable in installments of 100,000 shares per year commencing June 1, 1995, at an exercise price of $3.00 per share through June 9, 1999; 100,000 shares of Common Stock at any time through October 5, 2000, at an exercise price of $3.00 per share; and 75,000 shares of Common Stock exercisable in installments of 37,500 shares per year commencing on November 5, 1996, at an exercise price of $8.875 per share through November 4, 2001.
(3) Includes options to purchase 150,000 shares of Common Stock at any time through May 6, 1998, at an exercise price of $1.50 per share; 500,000 shares of Common Stock exercisable in installments of 100,000 shares per year commencing June 1, 1995, at an exercise price of $3.00 per share through June 9, 1999; 50,000 shares of Common Stock at any time through October 5, 2000, at an exercise price of $3.00 per share; and 65,000 shares of Common Stock exercisable in installments of 32,500 shares per year commencing on November 5, 1996, at an exercise price of $8.875 per share through November 4, 2001.
(4) Includes options to purchase 50,000 shares of Common Stock at any time through October 5, 2000, at an exercise price of $3.00; and 55,000 shares of Common Stock exercisable in installments of 27,500 shares per year commencing on November 5, 1996, at an exercise price of $8.875 per share through November 4, 2001.
(5) Includes options to purchase 200,000 shares of Common Stock at any time through August 30, 2000, at an exercise price of $1.50; and 65,000 shares of Common Stock exercisable in installments of 32,500 shares per year commencing on November 5, 1996, at an exercise price of $8.875 per share through November 4, 2001. Subsequent to December 31, 1996, Mr. Maciolek exercised options to purchase 50,000 shares of Common Stock at an exercise price of $1.50 per share.

     Directors' Compensation

     The Company reimburses its directors for costs incurred by them in attending meetings of the board of directors and its committees. In addition, the Company has agreed to pay Thomas B. Lovejoy's company, Lovejoy Associates, Inc., $10,000 per month for certain consulting services, including Mr. Lovejoy's services as a director.

     In connection with Peter L. Raven's appointment to the board of directors, the Company issued 6,000 shares of Common Stock to Mr. Raven as compensation for services as a director during 1996. During 1997, Mr. Raven will receive a cash fee of $26,250 and seven-year options to purchase 6,000 shares of Common Stock at $10.25 per share, the market price of the Common Stock as of the date of grant.

     In connection with Jay W. Decker's appointment to the board of directors in July 1996, the Company granted Mr. Decker five-year options to purchase 6,000 shares of Common Stock at an exercise price of $5.75 per share, the market price of the Common Stock as of the date of grant, and agreed to pay annual cash compensation of $18,000.

     The Company does not pay any separate compensation to employees who serve on the board of directors.


     Employment Agreements, Termination of Employment, and Change in Control

     David N. Pierce and Andrew W. Pierce, officers and directors, are employed by the Company under three-year employment agreements effective through December 1, 2000, providing for annual salaries during 1997 of $153,456 and $114,267, respectively, with annual increases of at least 7.5%, as determined by the Company's board of directors or the compensation committee. Each employment agreement, as amended, provides that on the initiation of the Company's first test well in its Baltic Concession in Poland, the executive employee is entitled to receive a bonus in the form of a $100,000 credit that may be applied against the exercise of options to purchase Common Stock. The term of each employment agreement are automatically extended for an additional year on the anniversary date of such agreement. In the event of termination of employment resulting from a change in control of the Company not approved by the board of directors, each of the above employees would be entitled to a termination payment equal to 150% of his annual salary at the time of termination and the value of previously granted employee benefits, including the repurchase of outstanding options.

     On July 1, 1996, the Company entered into a three-year employment agreement with Jerzy B. Maciolek, who is an officer of the Company, providing for an initial annual salary of $96,000 with an annual increase to be determined by the Company's board of directors or a compensation committee. The employment agreement also provides for annual bonuses of up to $100,000, payable in cash or stock or options, as may be determined by the board of directors or the compensation committee, based on the progress of projects on which Mr. Maciolek is primarily engaged. In the event the employment contract is terminated by the Company, other than for cause, or by Mr. Maciolek for cause or because of a change in control of the Company, Mr. Maciolek is entitled to a termination payment equal to any accrued but unpaid salary and unreimbursed expenses and benefits plus his salary for the remaining term of the employment agreement. Additionally, all options held by Mr. Maciolek shall immediately vest and not be forfeited.


     Options and Warrants to Officers, Directors and Employees

     The Company currently has outstanding options to purchase an aggregate of 2,612,000 shares that have been granted to officers, directors and employees of the Company. Of such options, 976,000 contain vesting limitations contingent on continuing association with the Company. Options held by officers, directors and employees are exercisable at prices of between $1.50 and $10.25 per share. Options issued to executive officers and directors contain terms providing that in the event of a change in control of the Company and at the election of the optionee, in consideration of the cancellation of unexercised options, the Company will pay to the optionee an amount equal to the number of unexercised options multiplied by the amount by which the fair market value of the Common Stock as of the date preceding the date of the change of control exceeds the option exercise price. The grants of options to officers and directors were not the result of arm's length negotiations.




            PROPOSAL 2:  AMENDMENTS TO THE ARTICLES OF INCORPORATION


GENERAL

     The board of directors of the Company has unanimously approved the adoption of amended and restated articles of incorporation (the "Restated Articles") to update the governing charter of the Company and to add certain measures designed to assist the Company in maximizing stockholder value in the event of a proposed corporate takeover. Since the Company adopted its current articles in 1993, the state of Nevada adopted an extensively revised corporate statute. The Restated Articles update the articles to be consistent with the revised corporate statutes of Nevada that were adopted in 1995 (the "NRS"). The Restated Articles also contain a number of provisions designed to provide the stockholders the opportunity for careful, collective deliberation of any proposed corporate takeover.

     In connection with the adoption of the Restated Articles, certain changes in the instruments governing the Company will be made as summarized below. The following summary of the terms and provisions of the Restated Articles does not purport to be complete and is qualified in its entirety by the provisions of the Restated Articles that are attached to this Proxy Statement as Appendix "A." A copy of the current articles of incorporation, as amended, may be obtained by a written request addressed to the Company.


     Some of the changes of the proposed Restated Articles of the Company are purely procedural in nature. Some changes, however, will be substantive in nature. Set forth below is a discussion of the effects of the adoption of the Restated Articles that management deems to be material.

     In order for the amendments to be approved and effected, they must be approved by a majority of the shares of Common Stock of the Company issued and outstanding as of the Record Date.

BACKGROUND

     Prompted by the desire to conform the Company's charter documents with the NRS, a number of factors led the board of directors to an overall review of the Company's articles of incorporation and bylaws and the proposal of a number of measures designed to enhance the Company's position in the event of a acquisition attempt.

     During the past several years there have been a significant number of corporate acquisitions or takeovers of all sizes in all industries, structured and funded through a number of techniques, with varying results for acquired companies' stockholders. Frequently, when proposed takeovers were opposed by a target corporation's board of directors and certain stockholders, the bidder nevertheless persisted, and the takeover attempt became hotly contested or "hostile." Many times these hostile takeover attempts involved costly litigation, proxy fights involving multiple rounds of proxy solicitations, tender offers with terms and conditions adverse to stockholders, and the use of other techniques that forced stockholders to make decisions individually without the opportunity for careful, collective deliberation. Sometimes stockholders felt coerced because of the concern that if they did not accept an early "first tier" tender offer bid they risked subsequently being forced, in a "second tier" merger after the acquirer had obtained control, to take securities of the bidder or other consideration having less value. When takeovers were completed, in some circumstances the acquired company was left with a substantial debt burden or was broken up and significant components sold to fund the takeover so that the acquired company ultimately bore the principal financial risk of the bidder's purchase. In these takeover efforts, the bidder is seeking its own profit, of course, with interests potentially in conflict with those of the target company's existing stockholders.

     Through the experience gained in this takeover environment, companies have developed a number of measures to discourage disruptive practices and the use of takeover techniques that do not provide all stockholders with the opportunity to sell their stock at a fair price and to encourage bidders to initiate negotiations with the board of directors, which has an obligation to act in the best interests of all stockholders.

     Such measures, sometimes referred to as "anti-takeover" measures, have the effect of entrenching incumbent directors and executive management proposing the adoption of such measures. There is a general concern that, in the face of a proposed takeover, incumbent directors may be motivated to preserve their own positions while being obligated to act in the best interests of stockholders. Entrenchment of directors and senior management may diminish incentive and contribute to insulation from responsibility and accountability for inadequate Company performance. Therefore, the existence of anti-takeover measures may have undesirable consequences in themselves.


     During the last two years, oil prices have been at generally higher levels than in previous years, which has contributed to renewed activity and growth in the industry. As the oil industry experiences such growth, successful firms may be attractive acquisition targets. The Company believes that it has achieved significant progress in its acquisition of various exploration and development rights in Poland, the establishment of several important strategic alliances with established oil companies and Poland-sponsored entities, and overall growth in stockholder value. The Company has repaid long-term debt and acquired substantial amounts of cash through the public offering of its Common Stock. As the Company continues, the board of directors believes that the Company's achievements may not be reflected at all times in the trading prices for the Common Stock due to general uncertainties among investors respecting the Company's operations in Poland and the oil industry generally, including uncertainties related to oil prices, the supply and demand for oil and gas, political conditions in international oil producing regions, the extent of domestic production and importation of oil in certain relevant markets, the level of consumer demand, the competitive position of oil or gas as a source of energy as compared with other energy sources, and the effect of federal and state regulation on the production, transportation, and sale of oil. In addition, it may be difficult for third parties to evaluate the results of exploration because of the preliminary and inconclusive results of specific drilling or other exploration activity, particularly initially. In view of all of the foregoing, the board of directors concluded that it would be in the best interests of the stockholders if measures were in place to encourage bidders to initiate negotiations with the board of directors, which has an obligation to all stockholders, and to discourage bidders from placing stockholders in a position in which they would be forced to make decisions individually without the opportunity for collective deliberation.



     The foregoing factors prompted the directors to consider the Company's position and strategic alternatives in the event of an acquisition effort and undertake a broad review of the Company's articles and bylaws. This review coincided with the application and consideration of a number of other corporate policies and procedures, consistent with management's desire to plan and be prepared in advance for a broad range of business exigencies and to manage continued growth.

     Based on these considerations, the Company's board of directors believes that adoption of the proposed amendments to the Company's articles of incorporation is warranted and recommends their adoption to assure that the value to all stockholders is maximized in the event of a takeover. The Company has no knowledge of any proposal or intent by any party to acquire or seek a change in control of the Company or to accumulate stock in the Company.

GENERAL MODERNIZING CHANGES

     As noted above, since adoption of the Company's current articles of incorporation in 1993, the governing Nevada corporate statute has been revised substantially. As a result of these revisions, provisions that were permitted, required, and/or customary in articles of incorporation when the Company's articles were adopted are no longer permitted, required and/or customary. The continuation of provisions that are inconsistent with or not permitted by law may lead to confusion by a reader unfamiliar with the underlying NRS. Provisions that are no longer required unnecessarily complicate the articles of incorporation. Provisions that are no longer customary merely reflect a change in drafting style and usage, but are not substantive. The Restated Articles incorporate a number of changes to those provisions that are no longer permitted, required, and/or customary, including the following:

     . Article II of the Company's current articles states that it shall have a perpetual existence. Section 78.060 of the NRS provides that corporations have perpetual duration unless otherwise provided. Thus, the provision in the current articles for perpetual existence has been eliminated in the Restated Articles.

     . Article III of the current articles contains a specific recitation of the purpose of the Company to engage in any and all aspects of the oil and gas exploration and production business, together with a general authorization to engage in any lawful business and to exercise all powers that may be exercised by corporations organized under the laws of the state of Nevada. Consistent with contemporary terminology and the NRS, the purpose clause of the Restated Articles is modernized to permit the Company to engage in any lawful act or activity for which corporations can be organized under the NRS.

     . Article X of the current articles, which sets forth the name and address of the Company's registered agent, is restated in the Restated Articles as Article XIV and no longer contains the principal address of the Company in the state of Nevada, as this is no longer required under the NRS.

     . Articles XIII and XIV of the current articles name the initial directors and incorporators of the Company, which are now no longer relevant and can be deleted. Article XVIII has been added to the Restated Articles to list the names and addresses of the current directors of the Company.

     . Article VIII section 6 of the current articles of incorporation contains a provision limiting the personal liability of directors for damages for breach of fiduciary duty as a director or officer, except for damages resulting form (a) acts or omissions which involve intentional misconduct, fraud, or a knowing violation of law, or (b) the payment of dividends in violation of the applicable provisions of the NRS, as then in effect. This provision is permitted under the NRS and has been restated as Article V of the Restated Articles.

     . The provisions of Article VIII relating to the size of the board of directors, the qualification of directors, the classification of the board of directors into three classes, the tenure of each director, and the number of votes of the stockholders of the Company required to remove a director have not been changed substantively and have been restated in Article IV of the Restated Articles.

     In addition to the foregoing provisions, there are certain other features of the Restated Articles and related bylaws that will be different than the present corresponding similar provisions.

     Authorized Capitalization

     Article IV of the articles of incorporation of the Company currently authorizes 5,000,000 shares of preferred stock, $0.001 par value ("Preferred Stock"), and 20,000,000 shares of Common Stock, $0.001 par value. The Company has issued and outstanding only Common Stock, which has full voting rights. The board of directors has broad authority to designate the terms of any rights, privileges or preferences relating to the Preferred Stock prior to its issuance. The Restated Articles increase the authorized number of shares of Common Stock to 30,000,000 shares but do not significantly alter the powers or procedures of the board of directors in designating or issuing shares of stock of the Company. The Restated Articles do contain stylistic changes to the language of Article IV to restate such provisions to be consistent with contemporary terminology.

     The Company currently has 12,584,381 shares of Common Stock issued and outstanding and 3,115,694 shares reserved for issuance on exercise of outstanding options and warrants, which leaves less than 5,000,000 shares remaining for future issuance. The board of directors believes that the authorized capitalization of the Company should be increased to include 30,000,000 shares of Common Stock in order to permit the Company to undertake future offerings of its Common Stock or to issue Common Stock in transactions, including offerings or issuances in transactions that may have the effect of preventing an unwanted takeover. No such offering or issuances are presently contemplated.

     The authorized and unissued Preferred and Common Stock can be issued from time to time by the board of directors without further stockholder action. The Restated Articles, as do the current articles, grant the board of directors broad authority, without seeking stockholder approval, to establish different series of Preferred Stock at the time of issuance, and to designate the preferences, limitations and relative rights of any such series. Such broad authorization enables the board of directors to authorize the issuance of Preferred Stock with voting, dividend, liquidation, and other rights superior to the rights of other stockholders. The issuance of stock with such superior rights might have the effect of impeding or thwarting an effort to acquire or take over control of the Company that was not endorsed by the board of directors. The Company is not contemplating the issuance of any shares of Preferred Stock.

     The board of directors may from time to time also issue shares of Common Stock without seeking stockholder approval. Therefore, the possibility that the board of directors might issue a substantial amount of Common Stock to persons opposed to a change in control of the Company would discourage other persons from acquiring shares of Common Stock with a view toward acquiring control.

     Director's Conflicting Interest Transaction

     Article V of the current articles permits transactions between the Company and its directors or officers or any affiliate of a director or officer if (i) the fact of the relationship or financial interest is disclosed or known to the board of directors or a committee thereof and the disinterested members of the board or the committee authorizes, approves, or ratifies the contract or transaction in good faith by vote sufficient for the purpose of approving the contract or transaction without counting the vote or votes of the interested directors; (ii) the fact of the relationship or financial interest is disclosed or known to the stockholders, and they approve or ratify the contract or transaction in good faith by a majority vote or written consent of stockholders holding a majority of the shares entitled to vote, including any shares held by interested director or officer; or (iii) the contract or transaction is fair as to the Company at the time it is authorized or approved. Section 78.140 of the NRS contains similar provisions respecting transactions with interested directors and officers and also adds a provision that such transactions are permitted if the fact of the relationship or financial interest is not disclosed or known to the interested director or officer at the time that the transaction is brought before the board of directors of the Company for action. The board of directors has determined that these provisions of the current articles may be inconsistent with the broader provisions of the NRS. Accordingly, current
Article V is eliminated in the Restated Articles.

     Application of Certain Anti-Takeover Statutes

     Nevada has adopted certain statutory provisions that are intended to deny voting rights to shares acquired in a takeover effort unless the stockholders-at-large, excluding the interested shares and shares held by management, approve voting rights for the shares being accumulated by the acquiring person. An individual or entity that becomes an "acquiring person" under the NRS is disenfranchised of voting rights with respect to the shares held and must deliver to the Company an offeror's statement containing information respecting the acquiring person and the number of shares acquired or to be acquired. In such a statement, the acquiring person may request that the board of directors call a special meeting of the stockholders to determine the voting rights of the acquired shares. In order to restore voting rights to the acquired shares, approval must be received from a majority of the issued and outstanding voting shares of the Company, excluding the acquiring person's shares. In addition, if the acquisition by the acquiring person will result in an amendment to the Company's articles of incorporation, a separate vote must be taken and shares held by directors, officers, and employees, as well as the acquired persons shares, may not be counted in such vote. Nevada corporations may elect not to be governed by these statutes by adopting a provision to that effect in their articles of incorporation. Article IX of the Company's current articles of incorporation provides for such election so the provisions of the NRS currently do not apply to the Company.

     The board of directors has reviewed these provisions of the NRS and has concluded that, although intended to have an anti-takeover effect, they are very difficult to apply and may, in some circumstances, be detrimental to the stockholders of the Company because they may disenfranchise management from voting on whether to grant voting rights to the stock being acquired by the acquiring person, leaving the decision to stockholders who may be less informed and may have no long-term involvement with or commitment to the Company. Such stockholders may approve voting rights for the acquiring person's shares after considering only the short-term profit potential of the proposed transaction and may ignore the longer-term, potentially more profitable activities of the Company. Therefore, the board of directors has concluded that the Company should continue to elect not to be subject to these provisions of the NRS.
Article X of the Restated Articles contains a provision that limits applicability of provisions of the NRS described in the preceding paragraph.

     The provisions of Article IX of the current articles of incorporation are broader than Article X of the Restated Articles. Existing Article IX provides that, in addition to opting out of the applicable provisions of the NRS, to the extent permissible under the applicable law of any jurisdiction, the Company shall not be governed by the provisions of any other statute that (i) limits, restricts, modifies, suspends, terminates, or otherwise effects the rights of any stockholder to cast one vote for each share of stock registered in the name of such stockholder on the books of the Corporation, without regard to whether such shares were acquired directly from the Corporation or from any other person and without regard to whether such stockholder has the power to exercise or direct the exercise of voting power over any specific fraction of the shares of stock of the Corporation issued and outstanding or (ii) grants to any stockholder the right to have his or her stock redeemed or purchased by the Corporation or any other stockholder of the Corporation. The board of directors, upon reviewing current Article IX, has concluded that the existing article is overly broad in scope and vague in its application. Therefore, the board of directors recommends that it be removed from the Restated Articles and be replaced with proposed Article XI, which is limited in scope to exclude application of only the provisions of the NRS discussed above.

     Indemnification of Directors and Others

     The current articles provide that the Company shall indemnify each officer and director against all liabilities and expenses reasonably incurred in connection with any action, suit, or proceeding to which such person was made a party by reason of the fact that he or she was a director or officer. The current articles also provide that, at the discretion of the board of directors, the Company may indemnify any person who is or was a party or is threatened to be made a party to any threatened, pending, or completed action or suit by or in the right of the Company to procure a judgment in its favor by reason of the fact that he or she is or was a director, employee, or agent of the Company in certain circumstances.

     Article VI of the Restated Articles provides that the Company shall indemnify directors to the fullest extent permitted by the NRS and that the Company may indemnify officers, employees, or agents as authorized by the bylaws and the board of directors. The bylaws permit the board of directors to authorize the indemnification of officers, employees, and others to the same extent as directors. In any event, the NRS require indemnification for any costs incurred by a individual in a proceeding in which that individual prevails. The board of directors believes that mandatory indemnification for directors, as provided in the Restated Articles, is important to enable the Company to attract and retain competent directors. The board of directors believes that permissive indemnification for others, as determined by the board of directors, is important because it permits indemnification in appropriate circumstances.

     The indemnification provisions in the Restated Articles may require the Company to indemnify individuals against expenses, including attorney's fees, judgments, fines, and amounts paid in settlement, that may arise by reason of their status or service as directors, officers, or agents (other than liabilities arising from willful misconduct of a culpable nature) and to advance expenses incurred as a result of any proceeding against them as to which they could be indemnified. As a result of such indemnification limitations, any large damage awards that are not compensated by insurance will come directly from the Company's treasury. The Company is not aware of any pending or threatened litigation or proceeding involving a director, officer, or employee, or other person in which indemnification would be required or permitted.

     The Company has entered into agreements with each of its directors agreeing to indemnify such directors in certain circumstances. Even if proposed Article VI is not adopted, the indemnification obligation of the Company pursuant to such agreements will remain in full force and effect.

     The directors have a conflict of interest on recommending the Restated Articles that contain these indemnification provisions, which may operate to the detriment of unaffiliated stockholders.


     If the foregoing general modernizing proposals are not adopted, the current articles, as heretofore amended, will be retained and modified to the extent required to implement any of the other proposals submitted to the stockholders for their consideration that are adopted.

ANTI-TAKEOVER PROVISIONS

     General

     During the last several years, there has been a growing trend toward the accumulation of substantial positions in public companies by third parties as a prelude to proposing a takeover, restructuring, or sale of all or part of the company or other similar extraordinary corporate action. Such actions are often undertaken by a third party without advance notice to or consultation with the company's board of directors. In many cases, such third party seeks representation on the company's board of directors in order to increase the likelihood that its proposals will be implemented by the company. If the company resists its efforts to obtain board representation, the purchaser may commence a hostile proxy contest to have its nominees elected to the board in place of certain directors or the entire board. In some cases, the purchaser may not be interested in taking over the company, but uses the threat of a proxy fight and/or bid to take over the company as a means of pressuring the company to repurchase its equity position at a substantial premium over market price. In such a "greenmail" threat, the company faces the risk that, if it does not do so, its business and management will be disrupted, perhaps irreparably. In such circumstances, the third party is advancing its own business interests and is not concerned with the interests of the stockholders generally.

     The board of directors has approved and recommends that the stockholders adopt several related provisions (collectively, the "Anti-Takeover Provisions") in the Company's Restated Articles that would specify certain procedures and impose certain requirements and restrictions that may have an anti-takeover effect. The Anti-Takeover Provisions would also require the vote of two-thirds of the issued and outstanding shares of Common Stock of the Company in order to amend each of these provisions.

     Advantages and Disadvantages

     The Anti-Takeover Provisions have both advantages and disadvantages to the stockholders. THE ANTI-TAKEOVER PROVISIONS CANNOT, AND ARE NOT INTENDED TO, PREVENT A PURCHASE OF ALL OR A MAJORITY OF THE EQUITY SECURITIES OF THE COMPANY NOR ARE THEY INTENDED TO DETER BIDS OR OTHER EFFORTS TO ACQUIRE SUCH SECURITIES. Rather, the board of directors believes that the Anti-Takeover Provisions will discourage disruptive tactics and takeovers at unfair prices or on terms that do not provide all stockholders with the opportunity to sell their stock at a fair price and encourage third parties who may seek to acquire control of the Company to initiate such an acquisition through negotiations directly with the board of directors. Therefore, the board of directors believes that it will be in a better position to protect the interests of all of the stockholders. In addition, the stockholders of the Company will have a more meaningful opportunity to evaluate such action. Although the Anti-Takeover Provisions are intended to encourage persons seeking to acquire control of the Company to initiate such an acquisition through arm's length negotiations with the board of directors, the overall effect of these provisions may be to discourage a third party from making a tender offer for a portion or all of the Company's securities, hostile or otherwise (including an offer at a substantial premium over the then prevailing market value of the Company's equity securities), or otherwise attempting to obtain a substantial position in the equity securities of the Company in order to commence a proxy contest or engage in other takeover-related action, even though some or a majority of the Company's stockholders might believe such actions to be beneficial.

     To the extent that any third party potential acquirers are deterred by the Anti-Takeover Provisions, such provisions may have the effect of preserving the incumbent management in office. The proposed provisions may also serve to benefit incumbent management by making it more difficult to remove management, even when the only reason for the proposed change of control or the stockholder action may be the unsatisfactory performance of the present directors. In addition, since the Anti-Takeover Provisions are in part designed to discourage accumulating large blocks of the Company's voting securities by purchasers whose objective is to have such voting shares repurchased by the Company at a premium, their adoption could tend to reduce the temporary fluctuation in the market price of such voting shares that frequently result from such accumulations or attempted accumulations. Accordingly, stockholders could be deprived of certain opportunities to sell their shares at a higher market price.

     Takeovers or changes in the board of directors of a company that are proposed and effected without prior consultation and negotiation with the Company are not necessarily detrimental to the Company and its stockholders. However, the board of directors feels that the benefits to seeking to protect the ability of the Company to negotiate effectively through directors who have previously been elected by the stockholders as a whole and who are familiar with the Company outweigh any disadvantage of discouraging such unsolicited proxies.

     Miscellaneous

     Upon adoption of the Anti-Takeover Provisions and the Restated Articles by the stockholders, the board of directors will amend the bylaws to conform to the Anti-Takeover Provisions. Except for the previous adoption of the Rights Agreement, as discussed below under "Stockholder Rights Plan", the board of directors does not currently contemplate recommending the adoption of any further amendments to the articles of incorporation or bylaws or any other action designed to affect the ability of third parties to take over or change control of the Company. The Anti-Takeover Provisions are permitted under the NRS and are consistent with applicable securities laws. Further, such provisions are not in response to any specific efforts of which the Company is aware to accumulate shares of Common Stock or to obtain control of the Company.

     The Company's articles of incorporation currently provide authority to issue 5,000,000 shares of Preferred Stock and 20,000,000 shares of Common Stock, which shall be increased to 30,000,000 shares of Common Stock if the Restated Articles are adopted by the stockholders. The board of directors may from time to time determine the terms of the Preferred Stock and may issue shares of Common Stock and Preferred Stock without seeking stockholder approval. Therefore, the possibility that the board of directors might issue Preferred Stock having preferential voting, dividend, conversion or liquidation rights or a substantial amount of Common Stock to persons opposed to a change in control of the Company would discourage other persons from acquiring shares of Common Stock with a view toward acquiring control. The Anti-Takeover Provisions may allow the board of directors more time to issue such stock.

     The Company's current articles of incorporation contain certain provisions that have anti-takeover effects. The board of directors does not intend to amend any such provisions, although they may be reorganized or restated in order to make them more consistent with current provisions of the NRS. The currently effective provisions include provisions that in general: (a) only permit special meetings of the stockholders to be called pursuant to a resolution duly adopted by a majority of all of the directors of the Company; (b) allow the board of directors to prescribe qualifications for directors; (c) divide the board into three separate classes of three-year terms each; (d) in accordance with current provisions of the NRS, require the vote of two-thirds of the issued and outstanding shares to remove directors; and (e) provide that vacancies on the board shall be filled by a majority of the directors then in office though less than a quorum. As a corollary to the Anti-Takeover Provisions discussed below, the Anti-Takeover Provisions would increase the stockholder vote required to amend and repeal, or to adopt any provision inconsistent with, any of the Anti-Takeover Provisions to two-thirds of the votes entitled to be cast.

     Before voting on the Anti-Takeover Provisions, stockholders are urged to read carefully the following, which describes more fully the specific changes contemplated by the Anti-Takeover Provisions and discusses further the advantages and disadvantages of their adoption. Appendix "A" sets forth the full text of the Restated Articles. The description of the Restated Articles is qualified in its entirety by reference to such appendix.


     Description of Proposed Amendments

     The Anti-Takeover Provisions would in general: (a) require advance notice of nominations of directors by the stockholders in accordance with the bylaws;
(b) grant cumulative voting in the election of directors if a person or group of related persons owning in excess of 30% of the Common Stock opposes management of the Company in a separate proxy solicitation or in an election contest; (c) require advance notice regarding business to be conducted at stockholders' meetings; (d) deny action by the written consent of the holders of a majority of the voting shares; (e) prohibit the Company from paying a premium upon the redemption of stock in excess of the fair market value of such stock from a stockholder that has acquired 10% or more of the Common Stock; (f) authorize the board of directors to consider all factors in evaluating a proposed tender offer or other attempted takeover; (g) require an affirmative vote of stockholders holding at least two-thirds of the Common Stock to approve a business combination with a person or group of related persons owning in excess of 10% of the Common Stock unless such business combination requires the payment of a fair price for the Company's stock, prohibits the Company from entering into certain transactions or taking certain actions with related parties and requires prior notice to have been provided to the stockholders or, alternatively, the business combination is approved by two-thirds of the directors that were not elected by or at the request of the interested person or persons, and (h) provide that the Rights granted to the stockholders pursuant to the Stockholder Rights Plan may only be redeemed by the Rights Redemption Committee consisting of at least three continuing directors, at least a majority of whom are not employees of the Company (see "Stockholders' Rights Plan" below). As a corollary to the above substantive provisions, the Anti-Takeover Provisions would increase the stockholder vote required to amend and repeal, or to adopt any provision inconsistent with, any of the Anti-Takeover Provisions from more votes cast for than against such proposal, to two-thirds of the votes entitled to be cast.

     The effects of the Anti-Takeover Provisions, described in part above, are further described below.

     Advance Notice of Nominations of Directors. The current bylaws of the Company require, among other things, that advance notice of nominations by stockholders for the election of directors must be given to the Company in the manner provided therein. The board of directors has also approved and recommended for adoption by the stockholders at the Annual Meeting a provision to be included in the Restated Articles providing that such advance notice be in accordance with the Company's bylaws. This has the effect of expressly delegating in the Restated Articles authority to the directors to adopt such a bylaw provision instead of relying on the present implied authority of the directors to so act. The text of the proposed provision to the Restated Articles is set forth as subparagraph (d) of Article IV of the Restated Articles. The advance notice provisions in the bylaws are currently in effect and will remain in effect even if the proposed provision to be included in the Restated Articles is not adopted by the stockholders, subject to any future alteration, amendment, or repeal of such bylaw.

     The proposed provision to be included in the Restated Articles provides that advance written notice of proposed stockholder nominations for the election of directors must be provided, in the manner set forth in the Company's bylaws, at least 30 days prior to the date of the meeting at which directors are to be elected in the manner provided in the Company's bylaws. Under the Company's bylaws currently in effect, to be timely, such written notice of the stockholder's nominations must be delivered or mailed by the stockholder to the principal executive offices of the Company not less than 30 days prior to the annual meeting at which the election is to be held (or if less than 40 days' notice of the date of the annual meeting is given or made to stockholders, not later than the tenth day following the date on which the notice of the date of the annual meeting was mailed).

     The notice to the Company from a stockholder who intends to nominate a person at the annual meeting for election as a director must contain certain information about the nominating stockholder and each nominee, including, among other things, the name and address of the stockholder as it appears on the Company's records; the class and number of shares held by the nominating stockholder; and such other information as would be required to be included in a proxy statement soliciting proxies for the election of the proposed nominee, including information respecting all arrangements or understandings between the stockholder and nominee. The notice must also be accompanied by the written consent of each nominee to serve as a director if so elected.

     The imposition of advance notice and substantive nominee information requirements may be disadvantageous to the stockholders because of making it more difficult to remove or replace directors, even if such removal or replacement would be beneficial to stockholders generally.

     The proposed provision to be included in the Restated Articles may discourage or make more difficult the assumption of control of the Company by a purchaser of a significant block of the Company's shares through the removal of incumbent directors and could thus increase the likelihood that incumbent directors would retain their positions. The elimination of unanticipated nominations for directors from the floor at an annual meeting will serve to prevent a sudden change in the membership of the board of directors. In order for the stockholders and the board of directors to have a meaningful opportunity to consider the qualifications of nominees prior to a vote on such nominees and, to the extent deemed necessary or desirable by the board of directors, to inform stockholders about such qualifications, the board of directors believes it is prudent and in the best interests of the Company and its stockholders to adopt the proposed provision to the Restated Articles.

     Cumulative Voting Only in Certain Circumstances. The NRS provide that stockholders are not entitled to cumulative voting unless otherwise provided in the articles of incorporation. Accordingly, unless specifically provided in a corporation's articles, stockholders of a Nevada corporation are not entitled to multiply the total number of shares they own by the total number of directors to be elected and then distribute the total number of votes among any number or all of the candidates.

     Subparagraph (g) of proposed Article IV of the Restated Articles would provide for cumulative voting rights in certain circumstances. Unless such circumstances occur, pursuant to the NRS, cumulative votes would not be allowed and a plurality of all votes cast in any election would elect directors. Therefore, a majority of the outstanding shares entitled to vote would be able to elect all of the directors to be elected at any annual meeting. Under proposed Article IV, cumulative voting rights in the election of directors would exist upon the occurrence of both of the following events:

          (1) There has been a public announcement (including a report filed pursuant to section 13(d) of the Exchange Act) that a person or group of affiliated or associated persons has acquired or obtained the right to acquire, beneficial ownership of 30% or more of the outstanding shares of the Company's voting stock; and

          (2) Such person or group makes, or in any way participates in, directly or indirectly, any solicitation of proxies or becomes a participant in any election contest with respect to the Company, seeks to advise or influence any person with respect to the voting of any securities of the Company, or executes any written consent in lieu of a meeting of holders of the voting stock of the Company.

The term "voting stock" means Common Stock and any other securities of the Company entitled to vote generally for the election of directors or any security convertible into or exchangeable or exercisable for the purchase of Common Stock or other securities of the Company entitled to vote generally for the election of directors.

     The provision granting cumulative voting in specified circumstances is designed to provide a measure of assurance that the other stockholders of the Company will be able to elect one or more directors of the Company, in addition to those which can be nominated and elected by a person or group of affiliated or associated persons owning 30% or more of the voting stock. Depending on the number of shares of voting stock owned by the person or group owning 30% of the voting stock and the number of other shares of voting stock cumulatively voted by the other stockholders in any election of directors, this amendment may make it significantly more difficult for such a person or group to effect a change in the majority of the board of directors than would otherwise be possible in the case of a classified board. Such provision also make it more difficult for a director to be removed in those circumstances where cumulative voting is permitted by the Restated Articles. The NRS provide that, whenever cumulative voting is allowed by the articles, a director may not be removed from office except upon the vote of stockholders owning sufficient shares to have prevented the election in the first place.

     If this Anti-Takeover Provision is not approved by the stockholders at the Annual Meeting, cumulative voting will be denied to stockholders in all events.

     Written Consent by Stockholders. The NRS permit stockholder action by a written consent signed by holders of not less than the minimum number of shares that would be required to approve the action at a meeting of stockholders where all of the shares entitled to vote are present, unless otherwise provided in the articles of incorporation or bylaws. Proposed Article VII of the Restated Articles expressly prohibits action by the stockholders without a meeting.

     The adoption of this provision would eliminate the ability of the Company's stockholders to act by written consent in lieu of a meeting. It is intended to prevent solicitation of consents by stockholders seeking to take action without giving all of the Company's stockholders entitled to vote on the proposed action an adequate opportunity to participate at a meeting where such proposed action is considered. The proposed provision would prevent a takeover bidder holding or controlling a large block of the Company's voting stock from using the written consent procedure to take stockholder action unilaterally This provision will ensure that all stockholders will have advance notice of any attempted major corporate action by stockholders and that all stockholders will have an equal opportunity to participate at the meeting of stockholders where such action is being considered. It will enable the Company to set a record date for any stockholder voting and should reduce the possibility of disputes or confusion regarding the validity of purported stockholder action. The provisions could provide some encouragement to a potential acquirer to negotiate directly with the board of directors.

     The proposed provision will make more difficult or discourage the assumption of control by a holder of a substantial block of Common Stock, a proxy context, or the removal of the incumbent board of directors by limiting the opportunity for such actions to the regular annual meeting or to a meeting called by management or the incumbent board of directors. This could increase the likelihood that incumbent directors and management will retain their positions. The provision does not take away the stockholders' right to take any of these actions. However, the provision requires that it be done at a meeting called by the Company, at which both management and the board of directors and the proponent will have the opportunity to present their views before a vote is taken. The proposed provision is intended to encourage persons seeking to acquire control of the Company to initiate such an acquisition through arm's length negotiations with the Company's management and the board of directors.

     Even without the approval of this provision by the stockholders, stockholders will not be able to take action without a duly held meeting or a written consent of the stockholders holding not less than the minimum number of shares that would be required to approve such action at a meeting of the stockholders.

     Advance Notice Regarding Business to be Conducted as Stockholders' Meeting. Proposed Article IX of the Restated Articles provides that the only business that may be conducted at an annual meeting of the stockholders is business that has been brought before the annual meeting by, or at the direction of, a majority of the directors, or by any stockholder of the Company who provides 30-days' advance written notice of the proposal in accordance with the Company's bylaws, thereby expressly delegating authority to the directors to adopt such a bylaw provision instead of relying on the present implied authority of the directors to so act, subject to any bylaw adopted and approved by stockholders. The advance notice procedures are currently in effect in the bylaws and will remain in effect, even if the proposed provision to the Restated Articles is not adopted by the stockholders, subject to any future alteration, amendment, or repeal of such bylaw.

     The advance notice provisions currently in the bylaws provide that, to be timely, a stockholders' notice must be received at the principal executive offices of the Company not less than 30 calendar days prior to the annual meeting date (or if less than 40 days' notice of the date of the annual meeting is given to stockholders, not later than the tenth day following the date on which the notice of the date of the annual meeting was mailed).

     The stockholders' notice to the Company must set forth in writing, as to each matter the stockholder proposes to bring before the annual meeting, a brief description of the matter to be brought before the annual meeting and the reasons for conducting such business at the annual meeting; the name and address, as they appear on the Company's records, of the stockholder of record proposing such business; the class and number of shares of the Company's capital stock that are beneficially owned by such stockholder; and any material interest of the stockholder in such proposal. The determination as to whether the notice provisions have been met will be made by the presiding officer at the annual meeting. This provision applies only to new business and not to other business or reports of officers, directors, or committees of the board of directors.

     The proposed provision for inclusion in the Restated Articles provides an orderly procedure for the notification of the business that is to be presented at stockholders' meetings. This will enable the board of directors to plan such meetings and also, to the extent it deems it necessary or desirable, to inform the stockholders, prior to the meeting, of any new business that will be presented at the annual meeting. The board of directors will also be able to make a recommendation or statement of its position to enable the stockholders to better determine whether they desire to attend the annual meeting or grant a proxy to the board of directors as to the disposition of any such business. The proposed provision does not give the board of directors any power to approve or disapprove the business that stockholders desire to be conducted at the annual meeting, but it does provide for a more orderly procedure for conducting the annual meeting.

     The proposed procedure may limit to some degree the ability of stockholders to initiate discussion at a stockholders' meeting. It will also preclude the conducting of business at a particular meeting if the proper notice procedures have not been followed. This will also have the effect of discouraging belated attempts by third-parties to begin ill-considered, disruptive discussions at a stockholders' meeting. Nothing in the proposed procedure precludes discussion by any stockholder of any business properly brought before the annual meeting.

     Anti-Greenmail Provision. The term "greenmail" is used to describe a negotiated stock repurchase by a corporation at a premium above the then current market price, in exchange for an agreement by the seller not to proceed with an acquisition attempt. If the real purpose of a takeover bid were to force the Company to repurchase an accumulated stock interest at a premium price, management would face the risk that if it did not repurchase the seller's stock interest, the Company's business and management would be disrupted, perhaps irreparably. In addition, receipt of greenmail may confer a benefit on one stockholder not available to the stockholders generally and result in unequal treatment of stockholders. The proposal, by prohibiting the payment of greenmail, would eliminate the opportunity for such disruption or dissimilar treatment.

     Article XI of the Restated Articles would prevent the repurchase of a substantial block of the Company's stock at a premium price from any person who has owned 10% or more of the outstanding shares of the Company's stock for less than three years, without the prior approval of the holders of two-thirds of the outstanding voting shares of the Company, excluding shares held by such person. The proposal also contains terms designed to distinguish transactions that present the risk of greenmail from repurchase transactions that either serve valid corporate purposes or that do not otherwise present the risk of greenmail. For example, the proposal would not apply to a tender or exchange offer by the Company made on the same terms to all holders of its shares or to an open market stock purchase program approved by the board of directors.

     The proposed anti-greenmail provision prevents a short-term (less than three years) investor holding 10% or more of the Company's stock from receiving different treatment from other stockholders by having its stock bought back by the Company at a premium above the market price, unless approved by holders of a majority of the other shares. It also discourages the accumulation of a block of stock by a person who does not have the resources or the intent to make a bona fide acquisition proposal to the Company. The disruption of the Company's operations that such an accumulation and the accompanying threats would cause would be eliminated. Prohibiting greenmail would also have the effect of restricting the ability of Company management to seek to retain its position by buying off at a premium price the serious potential acquisition offer at a price that would be beneficial to the stockholders.

     Since the provision is designed to discourage the accumulations of large blocks of the Company's stock by purchasers whose objective is to have such stock repurchased by the Company at a premium, adoption of the provision could tend to reduce any temporary fluctuations in the market price of the Company's stock which may be caused by accumulations of large blocks of the Company's stock. Accordingly, stockholders could be deprived of certain opportunities to sell their stock at a higher market price.

     In addition, greenmail may have the effect of increasing the price of the Company's stock by serving as a credible signal to potential alternative bidders that an opportunity is available that warrants attention, thereby resulting in a takeover of the Company at a favorable price to the stockholders in general. The proposal, by eliminating greenmail payments, will have the effect of eliminating this signaling function. The board of directors believes, however, that even-handed treatment of stockholders is a more important concern and that benefits to the stockholders from the provision more than offset this possible disadvantage.

     The board of directors considers that a 10% holding for stockholders of public companies is appropriate to define an interested stockholder. The restriction of the proposed provision do not apply to persons who have demonstrated an intent to invest on the same terms as other stockholders by holding their voting stock for more than three years. At the present, the Company is not aware of the existence of any stockholder or group of stockholders, other than executive officers and directors identified under the caption "PRINCIPAL STOCKHOLDERS," who own more than 5% of the Company's outstanding stock or who has indicated to the Company an interest in engaging in any of the transactions described in the proposed provision.

     Consider all Relevant Factors in Evaluating an Attempted Takeover. Article XII of the Restated Articles proposed by the board of directors authorizes the board of directors to consider not just the economic benefit to stockholders, but all relevant factors in determining whether it is in the best interests of the Company and its stockholders to oppose a proposed business combination, including an offer by a third-party to make a tender or exchange offer for the Company's stock, merge or consolidate with the Company or any subsidiary, or purchase or acquire a substantial part of the properties or assets of the Company or any subsidiary. Such factors include, but are not limited to, the financial condition of the Company and its future prospects, whether a more favorable offer could be obtained, the effects of the proposed transaction on the Company's employees, suppliers, creditors, customers, and the communities and countries in which the Company and its subsidiaries do business, the business practices and reputation of the offeror, the value of the securities being offered in exchange, and the legal and regulatory issues raised by the offer.

     If the board of directors determines that the offer should be rejected, it may take any lawful action to defeat the offer, including, but not limited to, advising the Company's stockholders not to accept the offer, instituting litigation against the offeror, filing complaints with governmental authorities, having the Company acquire its own stock, selling or issuing authorized but unissued stock of the Company, acquiring a company to create regulatory problems, or obtaining an offer from another entity.

     The list of factors to be considered by the board of directors in evaluating a proposed business combination essentially reflects two principles:

          (a) That the market price of the Company's securities or other properties may not always reflect the true value of such securities or properties; and

          (b) That the Company has legitimate business purposes beyond the short-term maximization of economic gain.

Even without the proposed provision, the NRS specifically provide that the board of directors may consider various factors in determining whether to oppose a proposed transaction, including the interests of the stockholders, employees, suppliers, creditors, and customers of the Company; the economy of the state or the nation; the interests of the community and of society; and the long-term as well as short-term interests of the Company and its stockholders, including the possibility that such interests may be best served by continued independence of the Company. The NRS permit the directors to consider the economic ramifications on the Company from the amounts or nature of the indebtedness to which the Company may become subject as a result of the business combination. The formal inclusion of proposed Article XII in the Restated Articles would eliminate any doubt and specifically allow the board of directors to consider, in addition to the factors enumerated by the NRS, non-economic factors that may inure to the long-term benefit of the stockholders, including the preservation of the Company's positive working relationship with foreign governments where the Company conducts business or owns property interests and rights. Management believes that this factor is particularly appropriate in the case of the Company because of the nature and extent of its current and proposed activities in Poland.

     The effect of this provision in the Restated Articles may be to deter a future tender offer that might include a substantial premium over the market price of the Company's stock at that time. In addition, these provisions may enable management to retain its position and allow it to resist changes that some stockholders may deem desirable.

     Proposed Article XII is permissive, not mandatory, and could be used to justify defensive tactics to resist hostile takeovers. This provision may provide some protection against stockholders who claim that only considerations of price are appropriate. It also provides a signal to potential acquirers as to what would be considered in evaluating their bid. Additionally, the provision may also permit evaluating the prospects of the potential acquirer, in addition to the relation of the offer price to the board of directors' estimate of the present or future value. However, it may have the effect of allowing the board of directors to reject an offer at a price above market price, causing the stockholders to forego a profit. The members of the board of directors believe, based upon their general business experience, that the provision is valid and enforceable. The board of directors feels that the benefit from the provision of being able to consider other factors besides price outweighs any disadvantages.

     Fair Price Provision. In recent years, tactics have been used in connection with actual and threatened unsolicited takeovers of corporate control which discriminate against certain stockholders of the target corporation.
These tactics include "two tiered," "front-end loaded" cash tender offers for a portion of the target corporation's outstanding shares of voting stock, followed by "clean-up" or "squeeze out" mergers or similar transactions that involve the elimination of the then remaining public stockholders of the target company (i.e., those who did not tender their shares to, or have their tenders accepted by, the acquirer in the initial partial cash tender offer) for cash or other consideration having a lower value than the amounts paid to the stockholders participating in the initial partial cash tender offer. The board of directors has approved proposed new Article XIII of the Restated Articles for the purpose of giving greater assurance to the holders of the Company's capital stock that they will receive fair and equitable treatment in the event of certain business combination transactions between the Company or its subsidiaries and any interested stockholder or certain related persons.

     Under the proposed article, any business combination transaction between the Company or a subsidiary of the Company and an interested stockholder (i.e., any person that directly or indirectly owns more than 10% of the aggregate voting power of the voting stock of the Company) or its affiliates or associates would be required to be approved by the affirmative vote of the holders of at least two-thirds of the outstanding shares of voting stock of the Company, excluding any shares of voting stock held by such interested stockholder, unless certain minimum price and procedural conditions are satisfied or the transaction is approved by a majority of the continuing directors of the Company.

     The special two-thirds vote of stockholders other than the interested stockholder would not be required if either (a) the proposed business combination has been approved by a majority of the continuing directors, or (b) in the case of any business combination involving the payment of consideration to the Company's stockholders; provided that, all of the minimum price and procedural requirements summarized below are satisfied. If, on the other hand, the two-thirds stockholder vote is obtained in connection with a particular business combination, the approval of a majority of the continuing directors would not be required, and such minimum price and procedural conditions would not have to be satisfied.

     A continuing director is any director of the Company who was a director prior to the time the interested stockholder became such and any other director whose election as a director was recommended or approved by a majority of the continuing directors.

     The consideration to be paid to the Company's stockholders in the business combination must be either cash or the same type of consideration used by the interested stockholder to acquire the largest portion of its voting stock. The amount of such consideration to be paid per share of the Company's capital stock must satisfy each of the following:

          (a) The per share price received by the stockholders of the Company must not be less than the market price of Common Stock on the date of the announcement of the business combination and must bear the same or a greater percentage relationship to the market price of the Company's stock immediately prior to the announcement of the business combination as the highest per share price that the interested stockholder has paid for any of its shares of the Company's stock already owned by it bears to the market price of Common Stock of the Company immediately prior to the commencement of acquisition of the Company's capital stock by the interested stockholder;

          (b) The per share price to be received by the stockholders of the Company in such business combination must not be less than the highest per share price paid by the interested stockholder in acquiring any of its holdings of the Company's capital stock and not less than the earnings per share of the Company's capital stock for the four full consecutive fiscal quarters or the last fiscal year reported, whichever is higher, immediately preceding the Record Date for solicitation of votes on such business combination, multiplied by the then price/earnings multiple of the interested stockholder as customarily computed and reported in the financial community; and

          (c) The per share price to be received by the stockholders must include an additional premium over the value determined in accordance with
     (a) and (b) above that is equal to the total of

               (i) the per share equivalent of the value of the Company's oil reserves classified as "possible" under the then current criteria of the Society of Petroleum Engineers of the American Institute of Mining Engineers, as evaluated as of a reasonably practicable date not more than 180 days prior to the Record Date by a reputable and qualified petroleum engineer as determined by the Company's continuing directors; and

               (ii) the per share equivalent of 20% of the highest consolidated balance of domestic and foreign cash, cash equivalents, and marketable securities held by the Company at any time during the period commencing on the date the interested stockholder first acquired any shares of the Company's capital stock and terminating on the 15th day prior to the date on which a proxy statement is scheduled to be mailed to the public stockholders of the Company in respect of such business combination.

     In addition to the other requirements of the fair price provision, prior to the consummation of any business combination and prior to any vote of the Company's stockholders, a proxy statement or information statement complying with the requirements of the Exchange Act must be mailed to all stockholders of the Company for the purpose of informing the Company's stockholders about the proposed business combination and, if their approval is required, for the purpose of soliciting stockholder approval. The proxy statement or information statement must contain at the beginning of the document in a prominent place a statement by the continuing directors of their position on the advisability (or inadvisability) of the proposed business combination and may include a fairness opinion of a reputable investment banking firm from the view of the remaining stockholders of the Company.

     Further, after the interested stockholder has become such, and prior to the consummation of the business combination, each of the following must be complied with:

          (a) The interested stockholder must have taken steps to ensure that the Corporation's board of directors will include at all times representation by continuing directors proportionate to the shareholdings of the Company's public stockholders not affiliated with the interested stockholder;

          (b) There shall have been no change in the amount per share payable or paid as dividends on the Company's capital stock, except as may have been approved by unanimous vote of the directors;

          (c) The interested stockholder shall not have acquired any newly issued shares of stock, directly or indirectly from the Company;

          (d) The interested stockholder shall not have acquired any additional shares of the Company's outstanding capital stock, except as a part of the transaction which results in the interested stockholder acquiring its 10% interest;

          (e) The interested stockholder shall not have received the benefit, directly or indirectly (except proportionately as a stockholder), of any loans, advances, guarantees, pledges, or other financial assistance or tax credits provided by the Company; or

          (f) No major change in the Company's business or equity capital structure shall have been made without the unanimous approval of the directors.

     These procedural requirements are designed to prevent an interested stockholder from: (a) attempting to depress the market price of the Company's capital stock prior to proposing a business combination, thereby possibly reducing the consideration required to be paid to the Company's other stockholders pursuant to the minimum price provisions discussed above; (b) purchasing additional shares of the Company's capital stock at prices that are lower than those set by such minimum price provisions, and (c) self-dealing or otherwise taking advantage of its equity position in the Company by using the Company's resources for its own purposes in a manner not proportionately available to all stockholders. They also ensure that all of the Company's stockholders will be fully informed of the terms and conditions of the proposed business combination prior to its completion, even if the interested stockholders were not otherwise legally required to disclose such information to such stockholders.

     The purpose of the proposed provision is to provide greater assurance that the Company's stockholders will receive fair treatment in a business combination involving an interested stockholder or its affiliates or associates. The board of directors of the Company believes that the adoption of the proposal is desirable notwithstanding certain provisions of Nevada law that provide that stockholders who object to a merger, consolidation, sale of assets, or certain other corporate acts may, under certain circumstances, have the statutory right to dissent, have their shares "appraised", and receive the "fair value" of their shares in cash.

     The proposed provision should encourage persons interested in acquiring the Company to negotiate in advance with the board of directors, since the higher stockholder voting requirements imposed would not be invoked if such person obtains the approval of a majority of the continuing directors for the proposed business combination transaction. In the event of a proposed acquisition of the Company, the board of directors believes that the interest of the Company's stockholders will best be served by a transaction that results from negotiations based upon careful consideration of the proposed terms, such as the price to be paid to minority stockholders, the form of consideration paid, and tax effects of the transaction.

Redemption of Stockholder Rights. Pursuant to the Rights Agreement decisions respecting redemption of the Rights can only be effected by the board of directors' Rights Redemption Committee consisting of at least three continuing directors, at least a majority of whom are not employees of the Company. For the purposes of this definition, the term "continuing director" means any duly constituted director of the Company who was a director prior to the time the Interested Stockholder, as defined in this Agreement, became such, and any other director whose election or appointment as a director was recommended for approval by a majority of the Continuing Directors. For the purposes of this definition, the term "employee" means any person who is currently or who has been during the preceding 12 months a full-time employee of the Company. In the event of the failure or refusal of the Board of Directors to duly appoint a Rights Redemption Committee, then the persons constituting the Audit Committee of the Board of Directors shall also constitute the Rights Redemption Committee. In addition to the terms of the Rights Agreement as adopted by the board of directors, the directors have proposed Article XII of the Restated Articles for consideration by the stockholders, which adds to the Restated Articles a provision, similar to the corresponding provision of the Rights Agreement, to the effect that the Rights may only be redeemed by the board of directors' Rights Redemption Committee consisting of at least three continuing directors, at least a majority of whom are not employees of the Company. This provision prevents stockholders associated with a bidder from adopting a by-law provision or amendment to the Rights Agreement requiring redemption of the Rights, thereby circumventing the protections the stockholders that the Stockholder Rights Plan is intended to provide.

     Increased Stockholder Vote for Amendment or Repeal of Proposed Amendments

     Under the NRS, amendments to the articles of incorporation require the approval of stockholders, which is ordinarily given if the number of votes cast in favor comprises a majority of the shares entitled to vote thereon and, in certain cases, of a majority of the outstanding shares of each class entitled to vote thereon as a class. The NRS also permits provisions in a corporation's articles of incorporation that require a greater proportion than the vote otherwise required by law for any corporate action. Each of the Anti-Takeover Provisions recommended by the board of directors for adoption, require the concurrence of the holders of at least two-thirds of the voting power of the Company's voting stock, voting together as a single class, for the amendment or repeal of, or the adoption of any provisions inconsistent with, any of such provisions.

     The requirement of an increased stockholder vote for amendment of the provisions contained in the Anti-Takeover Provisions is designed to prevent a stockholder with a majority of the Company's stock from avoiding the requirements of such provisions by simply amending all of these provisions again.

     This increased stockholder vote requirement may preclude stockholders otherwise holding the requisite majority of voting poser from repealing or amending a provision, even though it may be in the best interest of stockholders to do so.

     Interrelationship of Proposals and Existing Protections

     The proposed provisions sought to be approved in this proposal are intended to complement one another and to work together with the protections provided by the Stockholder Rights Plan recently adopted by the board of directors. (See "Stockholder Rights Plan.") The Anti-Takeover Provisions are intended to make it more difficult to bring about a rapid change in the composition of the board of directors and thus, make it more difficult for a third party to acquire the Company (or a substantial block of its Common Stock) without first negotiating with the board of directors. For example (and as described above), a third party would be unable to acquire only a majority of the Common Stock and take immediate control of the board of directors due to the existence of the classified board and that party's inability of removing directors (and filling vacancies) or increasing the size of the board of directors without a two-thirds stockholder approval. All of the proposed provisions act to encourage third parties to negotiate directly with the board of directors with respect to the acquisition of all or a portion of the Common Stock. The board of directors has determined that the protections provided by all of the Anti-Takeover Provisions are in the best interests of the Company, notwithstanding the fact that such proposals may have adverse effects on interests of stockholders generally in certain circumstances.

CERTAIN MATERIAL CONTINUING PROVISIONS

     The Restated Articles will not affect the applicability of certain provisions of Nevada law that may be provided in or permitted by the articles of incorporation of the Company.

CHANGE IN BYLAWS

     In connection with the adoption of the Restated Articles, the board of directors has authorized the adoption of new bylaws to govern the corporate affairs of the Company. The material differences between the newly adopted bylaws of the Company and former bylaws of the Company and other specific provisions are discussed below. The summary of the provisions of the newly adopted bylaws and the changes from the current bylaws of the Company is qualified in its entirety by reference to the exact provisions of the newly adopted bylaws. Copies of the current bylaws of the Company as well as the former bylaws of the Company may be obtained by written request addressed to the Company.

     Number and Term of Office of Directors

     The current bylaws of the Company provide that the number of directors constituting the board of directors is to be determined from time to time by either the stockholders or directors and that each director is to hold office until the next annual meeting of stockholders or until removed. The newly adopted bylaws of the Company provide the board of directors will determine the number of directors, divided into three classes, with staggered three-year terms, consistent with the provisions of the Restated Articles.

     Contracts with Officers and Directors

     The bylaws contain a provision paralleling Article V of the current articles respecting contracts with officers and directors. As discussed above, that Article is inconsistent with the broader provisions of the NRS and has been deleted in the Restated Articles. Similarly, this provision has been removed from the bylaws.

STOCKHOLDER RIGHTS PLAN

     Background

     In addition to the provisions being submitted to the stockholders for consideration at the Annual Meeting to assist the Company in maximizing stockholder value in the event of a proposed corporate takeover, the board of directors has unanimously adopted a Rights Agreement (the "Rights Agreement") under which Preferred Stock purchase rights ("Rights") will be distributed, as a dividend, to stockholders of record as of April 9, 1997 (the "Record Date"), as soon as practicable after such date, at a rate of one Right for each share of Common Stock held on the Record Date. The Rights Agreement was approved unanimously by the board of directors in concept on February 18, 1997, and formally unanimously adopted on April 4, 1997, and is not being submitted to the stockholders for their consideration.

     The Rights are designed to deal with the very serious problem of a raider using what the board of directors perceives to be coercive tactics to deprive the Company's board or directors and stockholders of any real opportunity to determine the destiny of the Company. The Rights may be redeemed by the Company at a redemption price of $0.01 per Right, subject to adjustment, prior to the public announcement that 20% or more of Common Stock has been accumulated by a single acquirer or group, and thus they should not interfere with any merger or other business combination approved by the board of directors nor affect any prospective offeror willing to negotiate in good faith with the board of directors. The Rights Agreement does not inhibit any stockholder from utilizing the proxy mechanism to promote a change in the management or direction of the Company. However, as discussed above, the Company's classified board does inhibit any stockholder from utilizing the proxy mechanism to promote an immediate change in the management or direction of the Company.

     The board of directors has viewed with concern the possibility of abusive tactics in attempts to take over public companies. While the board of directors is not aware of any effort to acquire control of the Company, it believes that the Rights Agreement represents a sound and reasonable means of safeguarding the investment of stockholders in the Company.

     Distribution of the Rights will not in any way alter the financial strength of the Company or interfere with its business plans. The distribution of the Rights is not dilutive, does not affect reported earnings per share, is not taxable either to the recipient or to the Company, and will not change the way in which stockholders can currently trade shares of Common Stock. However, under certain circumstances, more specifically described below, particularly where the Rights are "triggered" as the result of certain potentially abusive tactics (that is, tactics that are perceived by the board of directors to be either coercive, unfair, or discriminatory), exercise of the Rights may be dilutive or affect reported earnings per share. The Right's discriminatory feature exposes an acquirer to a substantial penalty for proceeding without the board of directors' approval. If the Rights not attached to the acquirer's shares are triggered, they may be exercised by someone even if an initial holder cannot pay the exercise price, since they detach from the underlying shares and become separately tradable no later than the flip-in event (a "flip-in" event occurs if any person, including affiliates and associates, or group acting in concert, without the board of director's prior approval, acquires beneficial ownership of 20% or more of the Company's voting stock). If a significant number of rights were exercised, both the economic value and the voting power of the acquiring person's shares would be immediately and substantially diluted by the issuance of new shares to exercising holders. Further, as to any rights left outstanding after their flip-in exercise period, the acquirer must contend with the flip-over (a "flip-over" event occurs if, following a flip-in event, the Company consummates any business combination in which its stock is changed or exchanged with, or any substantial asset sold to, any person) if it wants to acquire the entire equity interest in the target (since a non-board-approved "squeeze-out" merger cannot eliminate, and will trigger, the detached rights).

     Summary of the Rights Agreement

     A dividend of one right ("Right") for each outstanding share of Common Stock of the Company is payable to holders of Common Stock as of the Record Date. Each Right entitles the registered holder thereof to purchase from the Company one one-hundredth (1/100) of a share of Series A Preferred Stock (the "Series A Preferred Stock") at an exercise price of $100 (the "Exercise Price"). The terms and conditions of the Rights are contained in the Rights Agreement between the Company and Fidelity Transfer Corporation, as rights agent (the "Rights Agent"); and the summary contained herein is qualified in its entirety by the terms of the Rights Agreement.

     Initially the Rights will not be exercisable, certificates for the Rights will not be issued, and the Rights will automatically trade with the Common Stock.

     Until the close of business on the Separation Date, which will occur on the earliest of (i) the tenth day after the public announcement that a person or group of affiliated or associated persons ("Acquiring Person") has acquired, or obtained the right to acquire, beneficial ownership of 20% or more of the outstanding Voting Shares (as defined in the Rights Agreement) of the Company (the "Stock Acquisition Date") or (ii) the tenth day after the date of the commencement of, or first public announcement of, the intent of any person to commence a tender or exchange offer or take-over bid to acquire beneficial ownership of 20% or more of the outstanding Voting Shares of the Company or
(iii) such later date as may be fixed by the board of directors from time to time by notice to the Rights Agent and publicly announced by the Company, the Rights will be represented by and transferred only with the Common Stock. Until the Separation Date, new certificates issued for Common Stock after the Record Date will contain a legend incorporating the Rights Agreement by reference, and the surrender for transfer of any of the Common Stock certificates will also constitute the transfer of the Rights associated with the Common Stock represented by those certificates. Promptly following the Separation Date, separate certificates representing the Rights will be mailed to holders of record of Common Stock at the close of business on the Separation Date, and thereafter the certificates representing the Rights alone will evidence the Rights. The Rights are not exercisable until the Separation Date.

     The Exercise Price payable and the number of shares of Series A Preferred Stock or other securities or property issuable upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination, or reclassification of, the Common Stock, (ii) upon the grant to holders of Common Stock of certain rights or warrants to subscribe for Common Stock or convertible securities at less than the Market Price (as defined in the Rights Agreement) of the Common Stock, or
(iii) upon the distribution to holders of Common Stock of evidences of indebtedness or assets (excluding regular cash dividends and dividends payable in Common Stock) or of subscription rights or warrants.

     If any Person becomes an Acquiring Person, other than pursuant to a tender or exchange offer for all outstanding Common Stock of the Company that the board of directors, taking into account the long-term value of the Company and all other factors that the board of directors considers relevant (such as, for example, the adequacy of the price offered, the fairness of the offer to the Company and its stockholders, the nature and timing of the offer, the impact on constituencies other than stockholders, the probability of consummation, the quality of any securities being offered in the exchange, as well as the basic stockholder interests at stake, including stockholder interests in long-term as compared to short-term values and in making independent, uncoerced investment decisions), determines to be at a price and on terms that are fair to holders of Common Stock of the Company (a "Flip-in Event"), each holder of a Right, other than the Acquiring Person, will have the right to receive, upon payment of one-half (1/2) the Exercise Price, in lieu of Series A Preferred Stock, a number of shares of Common Stock of the Company having an aggregate Market Price equal to the Exercise Price.

     For example, at the Exercise Price of $100 per Right, if any person becomes the beneficial owner of 20% or more of the outstanding Common Stock of the Company, each Right (other than Rights owned by such 20% beneficial owner or any of its affiliates or associates, which will have become void) would entitle its holder to purchase $200 worth of Common Stock for $100. Assuming that the Common Stock had a per share value of $10 at such time, each Right would effectively entitle its holder to purchase 20 shares of Common Stock for $100.

     After a Flip-in Event, Rights that are (or, under certain circumstances, Rights that were) beneficially owned by an Acquiring Person will be null and void.

     Unless the Rights are redeemed earlier, if, after the Stock Acquisition Date, the Company is acquired in a merger or other business combination (in which any of the Common Stock is changed into or exchanged for other securities or assets) or more than 50% of the assets or operating income or cash flow of the Company and its subsidiaries (taken as a whole) are sold or transferred in one or a series of related transactions (a "Flip-over Transaction or Event"), the Rights Agreement provides that proper provision shall be made so that each holder of record of Rights will, from and after that time, have the right to receive, upon payment of the Exercise Price, that number of shares of Common Stock of the acquiring company (or, in certain circumstances, the direct or indirect corporate parent of the acquiring company) which has a Market Price at the time of such Flip-over Transaction or Event equal to twice the Exercise Price. The right to purchase shares of an acquiring company would not apply to a transaction with a person that became an Acquiring Person pursuant to a tender or exchange offer approved by the Company's board of directors if the price paid to holders of Common Stock in the transaction was not less than the price paid in such tender or exchange offer.

     Fractions of Series A Preferred Stock (other than fractions that are integral multiples of one one-hundredth of a share) may, at the election of the Company, be evidenced by depository receipts. The Company may also issue cash in lieu of fractional shares of Series A Preferred Stock that are not integral multiples of one one-hundredth of a share of Series A Preferred Stock.

     At any time prior to the earlier of (i) the Expiration Date (defined as the close of business on the tenth-year anniversary of the Rights Agreement) or (ii) the close of business on the tenth day after the Stock Acquisition Date (subject to extension by the Rights Redemption Committee), the Rights Redemption Committee may, at its option, cause the Company to redeem the rights in whole, but not in part, at a price of $0.01 per Right (the "Redemption Price"), subject to adjustment. Immediately upon the action of the board of directors authorizing redemption of the Rights, the right to exercise the Rights will terminate, and the holders of Rights will only be entitled to receive the Redemption Price without any interest thereon. Decisions respecting redemption of the Rights can only be effected by the board of directors' Rights Redemption Committee consisting of at least three continuing directors, at least a majority of whom are not employees of the Company. A "continuing director" means any director of the Company who was a director prior to the time the Interested Stockholder, as defined in the Rights Agreement, became such, and any other director whose election as a director was recommended for approval by a majority of the Continuing Directors. An "employee" director means any director who is currently or who has been during the preceding 12 months a full-time employee of the Company.

     As long as the Rights are redeemable, the Rights Redemption Committee, without further stockholder approval, may, except with respect to the Exercise Price or Expiration Date of the Rights, amend the Rights Agreement in any manner that, in the board of directors' opinion, does not materially adversely affect the interests of holders of the Rights as such.

     Until a Right is exercised, the holder, as such, will have no rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends.

     The Series A Preferred Stock

     The following description of the Series A Preferred Stock is qualified in its entirety by the Designation of Rights, Privileges, and Preferences of such preferred stock.

      The Series A Preferred Stock is non-redeemable and subordinate to any othe series of the Company's Preferred Stock which may at any time be issued (the Company currently does not have any Preferred Stock outstanding). The Series A Preferred Stock may not be issued, except upon exercise of Rights (each Right to be distributed to holders of Common Stock entitles such holder to purchase one one-hundredth of a share of Series A Preferred Stock). Each share of Series A Preferred Stock is entitled to receive, when, as, and if declared, a dividend in an amount equal to one hundred times the cash dividend declared on each share of Common Stock. In addition, each share of Series A Preferred Stock is entitled to receive one hundred times any non-cash dividends declared with respect to each share of Common Stock, in like kind, other than a dividend payable in shares of Common Stock. In the event of liquidation, the holder of each share of Series A Preferred Stock shall be entitled to receive a liquidation payment in an amount equal to one hundred times the liquidation payment made per Common Share of the Company. Each share of Series A Preferred Stock has one hundred votes, voting together with the Common Stock and not as a separate class, unless otherwise required by law or the Company's articles of incorporation. In the event of any merger, consolidation, or other transaction in which shares of Common Stock of the Company are exchanged, each share of Series A Preferred Stock is entitled to receive one hundred times the amount received per share of Common Stock of the Company.

     Reserved Shares

     The Rights Agreement contemplates that the Company will reserve a sufficient number of authorized but unissued shares of Common Stock to permit the exercise in full of the Rights should the Rights become exercisable. If the amendment to the articles of incorporation to increase the authorized capitalization of the Company is not approved by the stockholders as discussed above, the number of authorized but unissued and non-reserved shares of Common Stock would not be sufficient for issuance upon the Rights becoming exercisable based on the initial terms of the Rights before the effect of any future anti-dilution adjustment for such events as a share dividend or stock split or consolidation and before the effect of any future adjustment resulting from a Flip-In Event. However, pursuant to provisions of the NRS, the board of directors could effect a stock consolidation without submitting the matter to the stockholders for their consideration, and the board of directors may do so in the event of a possible Flip-in Event if the proposed amendment to the articles of incorporation to increase the authorized number of shares of Common
Stock is not approved by the stockholders.   Depending upon the then current
market price of the Common Stock and the Exercise Price, the number of shares of Common Stock presently authorized or to be authorized if the additional shares are authorized may be insufficient to permit exercise in full of the Rights upon the occurrence of a Flip-in Event. Consequently, the effectiveness of the Rights Agreement may be impaired if an insufficient number of shares is authorized and reserved for issuance upon the exercise of Rights.

     Amendment of the Rights Agreement.

     At any time prior to the Exercisability Date, the Board of Directors may amend any provision of the Rights Agreement in any manner, including to change the Exercise Price, without the approval of the holders of the Common Stock. Thereafter, subject to certain limitations, the Board of Directors may amend the Rights Agreement without the approval of the holders of the Common Stock so long as the interests of the holders of the Rights are not adversely affected, including generally (i) to shorten or lengthen any time period under the Rights Agreement or (ii) in any manner that the Board deems necessary or desirable, so long as such amendment is consistent with and for the purpose of fulfilling the objectives of the Board of Directors in originally adopting the Rights Agreement.

     Effects of Rights Agreement

     The board of directors believes that the Rights Agreement provides an important level of protection against abusive corporate takeover techniques. As noted above, pursuant to the Rights Agreement decisions respecting redemption of the rights can only be effected by the board of directors' Rights Redemption Committee consisting of at least three continuing directors, at least a majority
of whom are not employees of the Company   In addition to the terms of the
Rights Agreement as adopted by the board of directors, the directors have proposed Article XII of the Restated Articles for consideration by the stockholders, which adds to the Restated Articles a provision, similar to the corresponding provision of the Rights Agreement, to the effect that the Rights may only be redeemed by the Rights Redemption Committee consisting of at least three continuing directors, at least a majority of whom are not employees of the Company. This provision prevents stockholders associated with a bidder from adopting a by-law provision or amendment to the Rights Agreement requiring redemption of the Rights, thereby circumventing the protections the stockholders that the Stockholder Rights Plan is intended to provide. (See above.)

VOTE REQUIRED

     Each of the above several proposals relating to the Restated Articles will be included in the Restated Articles if the number of votes cast for such specific proposal constitutes at least a majority of the issued and outstanding Common Stock of the Company. As indicated on the enclosed form of proxy, the above proposals will be voted on separately for each lettered subparagraph relating to proposed amendments to the Company's Articles of Incorporation and bylaws as follows:

     (a)  Make general modernizing changes;
     (b) Cause the Company to specifically opt out of certain anti-takeover statutes in Nevada while remaining subject to similar statutes in other states;
     (c) Increase the Company's authorized capitalization to 30,000,000 shares of common stock, retaining the 5,000,000 shares of preferred stock currently authorized;
     (d) Make certain modernizing changes to article provisions providing for the indemnification of officers, directors, and others;
     (e)  Require advance notice for the nomination of directors;
     (f) Grant cumulative voting on the election of directors if a person or group of related persons owning in excess of 30% of the Common Stock opposes management of the Company in a separate proxy solicitation or in an election contest;
     (g) Require advance notice regarding business to be conducted at stockholders' meetings;
     (h) Deny action by the written consent of the holders of a majority of the voting shares;
     (i) Prohibit the Company from paying a premium upon the redemption of stock in excess of the fair market value of such stock from a stockholder that has acquired 10% or more of the Common Stock;
     (j) Authorize the board of directors to consider all relevant factors in evaluating a proposed tender offer or other attempted takeover;
     (k) Require an affirmative vote of stockholders holding at least two-thirds of the Common Stock to approve a business combination with a person or group of related persons owning in excess of 10% of the Common Stock unless such business combination requires the payment of a fair price for the Company's stock, prohibits the Company from entering into certain transactions or taking certain actions with related parties and requires prior notice to have been provided to the stockholders or, alternatively, the business combination is approved by two-thirds of the directors that were not elected by or at the request of the interested person or persons; and
     (l) Provide that the Rights granted to the stockholders pursuant to the Stockholder Rights Plan may only be redeemed by the Rights Redemption Committee consisting of at least three continuing directors, at least a majority of whom are not employees of the Company.

     In each case, each Anti-Takeover Provision of the Restated Articles has a provision that, if such Anti-Takeover Provision is adopted the concurrence of the holders of at least two-thirds of the voting power of the Company's voting stock, voting together as a single class, would be required for the amendment or repeal of, or the adoption of any provisions inconsistent with, any of such provisions.

     Abstentions and broker non-votes will have the same legal effect as a vote against the specific proposals. Directors and officers holding 911,193 shares, or approximately 7.2% of the issued and outstanding shares, have indicated their intention to vote in favor of adoption.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ADOPTION OF EACH OF THE PROPOSED AMENDMENTS TO THE ARTICLES OF INCORPORATION. IT IS INTENDED THAT, IN THE ABSENCE OF CONTRARY SPECIFICATIONS, VOTES WILL BE CAST PURSUANT TO THE ENCLOSED PROXIES FOR THE ADOPTION OF THE EACH PROPOSED PROVISION OF THE RESTATED ARTICLES.




           PROPOSAL 4:  APPROVAL OF 1996 STOCK OPTION AND AWARD PLAN


GENERAL

     On November 5, 1996, the board of directors of the Company approved the terms of the 1996 Stock Option and Award Plan (the "1996 Plan"). In order for certain of the 1996 Plan's provisions to be effective, it must be approved by the stockholders of the Company and is being submitted for such approval pursuant to this Proxy Statement. If the 1996 Plan is approved, it will be deemed to be the 1996 Plan of the Company, as discussed above.

     In the following paragraphs a summary of the terms of the 1996 Plan is provided. The following summary is qualified in its entirety by the provisions of the 1996 Plan, the form of which is attached hereto at Appendix "B".

PLAN SUMMARY

     The board of directors of the Company believes that it is important that senior management as well as other employees and individuals who contribute to the success of the Company have a stake in the enterprise as stockholders. Consistent with this belief, the award of stock options will be an important element of their compensation program. The board of directors previously approved and, at the 1996 annual meeting the stockholders adopted, the 1995 Stock Option and Award Plan (the "1995 Plan"). An aggregate of 500,000 shares of Common Stock are permitted to be issued under the 1995 Plan. As of the date of this proxy statement, options to purchase 450,500 shares have been granted pursuant to the 1995 Plan, leaving only 49,500 shares subject to the 1995 Plan. As the award of stock options is an important element of the Company's compensation program, the board of directors believes that another plan should be adopted.

     The 1996 Plan is intended to (a) attract competent directors, executive personnel, and other employees, (b) ensure the retention of the services of existing directors, executive personnel and employees, and (c) provide incentives to all of such personnel to devote the utmost effort and skill to the advancement and betterment of the appropriate corporation by permitting them to participate in ownership and thereby permitting them to share in increases in the value which they help produce.

     The 1996 Plan is to be administered either by the board of directors or by the appropriate committee (the "Committee") to be appointed from time to time by such board of directors. Currently the Compensation Committee recommends to the board of directors actions respecting the 1996 Plan. Awards granted under the 1996 Plan may be incentive stock options ("ISOs") as defined in the Internal Revenue Code (the "Code"), appreciation rights, options which do not qualify as ISOs, or stock bonus awards and are awarded to employees, including officers and directors, who, in the opinion of the board or the Committee, have contributed, or are expected to contribute, materially to the success of the appropriate corporation. In addition, at the discretion of the board of directors or the Committee, options or bonus stock may be granted to individuals who are not employees but contribute to the success of such corporation.

     The exercise price of options granted under the 1996 Plan is based on the fair market value of the underlying capital stock at the time of grant and, in the case of ISOs, may not be less than 100% of the fair market value of such capital stock on the date the option is granted (110% of the fair market value in the case of 10% stockholders). Options granted under the 1996 Plan shall expire not later than ten years after the date of grant (five years in the case of ISOs granted to 10% stockholders). The option price may be paid by cash or, at the discretion of the appropriate board of directors or Committee, by delivery of shares of capital stock of the appropriate corporation already owned by the optionee (valued at their fair market value at the date of exercise), or a combination thereof.

     All of the employees, officers, and directors of the Company are eligible to participate under the 1996 Plan. A maximum of 500,000 shares are available for grant under the 1996 Plan. The identification of individuals entitled to receive awards, the terms of the awards, and the number of shares subject to individual awards are determined by the board of directors or the Committee, in their sole discretion; provided, however, that in no event may the aggregate fair market value of shares for which an ISO is first exercisable in any calendar year by any eligible employee exceed $100,000.

     The aggregate number of shares with respect to which options or stock awards may be granted under the 1996 Plan, the number of shares covered by each outstanding option, and the purchase price per share, shall be adjusted for any increase or decrease in the number of issued shares resulting from a recapitalization, reorganization, merger, consolidation, exchange of shares, stock dividend, stock split, reverse stock split, or other subdivision or consolidation of shares or other increase or decrease in such shares effected without substantial dilution or enlargement of rights granted to or available for eligible participants in the 1996 Plan. In the case of an ISO, the ratio of the option price immediately after the change to the fair market value of the stock subject to the option immediately after the corporation transaction must not be more favorable to the optionee on a share by share basis than the ratio of the old option price to the fair market value of the stock subject to the option immediately before such transaction. All such adjustments shall be made by the board or the Committee, whose good faith determination shall be binding absent manifest error.

     The board of directors or the Committee may from time to time alter, amend, suspend, or discontinue the 1996 Plan with respect to any shares as to which options or stock awards have not been granted. However, no such alternation or amendment (unless approved by the stockholders) shall (a) increase (except in the event of an event of dilution) the maximum number of shares for which options or stock awards may be granted under the 1996 Plan either in the aggregate or to any eligible employee; (b) reduce (except in the event of an event of dilution) the minimum option prices which may be established under the 1996 Plan; (c) extend the period or periods during which options may be granted or exercised; (d) materially modify the requirements as to eligibility for participation in the 1996 Plan; (e) change the provisions relating to events of dilution; or (f) materially increase the benefits accruing to the eligible participants under the 1996 Plan.


CERTAIN TAX MATTERS

     A participant to whom a nonqualified option is granted will not realize income at the time of the grant. Upon exercise of the option, the excess of the fair market value of the stock on the date of exercise over the exercise price will be taxable to the optionee as ordinary income. The tax basis to the optionee for the stock acquired is the exercise price plus the amount recognized as income. The appropriate corporation will be entitled to a deduction equal to the amount of the ordinary income realized by the optionee in the taxable year which includes the end of the optionee's taxable year in which he realizes the ordinary income. When shares acquired pursuant to the exercise of the option are disposed of, the holder will realize additional capital gain or loss equal to the difference between the sales proceeds and his tax basis in the stock.

     If a participant to whom an option is granted exercises such option by payment of the exercise price in whole or in part with previously owned shares, the optionee will not realize income with respect to the number of shares received on exercise which equals the number of shares delivered by the optionee. The optionee's basis for the delivered shares will carry over to the option shares received. With regard to the number of nonqualified option shares received which exceeds the number of shares delivered, the optionee will realize ordinary income at the time of exercise; the optionee's tax basis in these additional option shares will equal the amount of ordinary income realized plus the amount of any cash paid.

     Recipients of ISOs will not be required to recognize income at the time of the grant of the options or at the time of exercise of the options as long as the stock received on exercise is held for at least two years form the date of the grant of the ISOs or one year from the date of exercise (although the difference between the fair market value of the stock and the exercise price paid at the time of exercise must be taken into account for alternative minimum tax purposes). If the stock received upon exercise of an ISO is disposed of prior to the expiration of either of such time periods, the employee will be required to recognize as ordinary income the amount by which the fair market value of the stock received at the time of exercise exceeds the exercise price of the ISOs.

     Under the 1996 Plan, stock appreciation rights ("SARs") can be granted at the time an option is granted with respect to all or a portion of the shares subject to the related option. SARs can only be exercised to the extent the related option is exercisable and cannot be exercised for the six month period following the date of grant, except in the event of death or disability of the optionee. The exercise of any portion of either the related option or the tandem SARs will cause a corresponding reduction in the number of shares remaining subject to the option or the tandem SARs, thus maintaining a balance between outstanding options and SARs. SARs permit the holder to receive an amount (in cash, shares, or a combination of cash and shares, as determined by the board of directors at the time of grant) equal to the number of SARs exercised multiplied by the excess of the fair market value of the shares on the exercise date over the exercise price of the related options.

     Under the terms of the 1996 Plan, the appropriate board of directors or the Committee may also grant stock awards which may, at the discretion of such board of directors or Committee, be subject to forfeiture under certain conditions. Recipients of stock awards will realize ordinary income at the time of the lapse of any forfeiture provisions equal to the fair market value of the shares less any amount paid in connection with the issuance (the board of directors or the Committee can require the payment of par value at the time of the grant). The appropriate corporation will realize a corresponding compensation deduction.
The holder will have a basis in the shares acquired equal to any amount paid on exercise plus the amount of any ordinary income recognized by the holder. On sale of the shares, the holder will have a capital gain or loss equal to the sale proceeds minus his basis in the shares.

ISSUANCE OF OPTIONS PURSUANT TO THE 1996 PLAN

     At the time of adoption of the 1996 Plan, the board of directors also approved the grant of options to purchase an aggregate of 130,000 shares of Common Stock at an exercise price of $8.875 per share under the 1996 Plan. Each option is immediately exercisable to purchase 50% of the Common Stock covered by such option and vests in full on the first anniversary of the date of grant. If the 1996 Plan is approved by the stockholders at the Annual Meeting, these options will qualify as ISOs and be subject to the treatment described above.

VOTE REQUIRED

     Adoption of the 1996 Plan requires the approval of a majority of the shares present in person or by proxy and entitled to vote at the Annual Meeting. Abstentions and broker non-votes will have the same legal effect as a vote against the approval of the 1996 Plan.


     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE 1996 PLAN. IT IS INTENDED THAT, IN THE ABSENCE OF CONTRARY SPECIFICATIONS, VOTES WILL BE CAST PURSUANT TO THE ENCLOSED PROXIES FOR THE APPROVAL OF THE 1996 PLAN.



                         INDEPENDENT PUBLIC ACCOUNTANTS


     The selection of the Company's auditors will not be submitted to the stockholders for their approval in the absence of a requirement to do so. It is anticipated that representatives of Coopers & Lybrand LLP will be present at the Annual Meeting and will be provided the opportunity to make a statement, if they desire to do so, and be available to respond to appropriate questions.

                             STOCKHOLDER PROPOSALS
     No proposals have been submitted by stockholders of the Company for consideration at the Annual Meeting. It is anticipated that the next annual
meeting of stockholders will be held during               1998.  Stockholders
                                            -------------
may present proposals for inclusion in the proxy statement to be mailed in connection with the 1998 annual meeting of stockholders of the Company, provided
such proposals are received by the Company no later than            , 1998, and
                                                         -----------
are otherwise in compliance with applicable laws and regulations and the governing provisions of the articles of incorporation and bylaws of the Company.





                                 OTHER MATTERS


     Management does not know of any business other than that referred to in the Notice which may be considered at the Annual Meeting. If any other matters should properly come before the Annual Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxies held by them in accordance with their best judgment.

     In order to assure the presence of the necessary quorum and to vote on the matters to come before the Annual Meeting, please indicate your choices on the enclosed proxy and date, sign, and return it promptly in the envelope provided. The signing of a proxy by no means prevents your attending the meeting.

                              By Order of the Board of Directors

                              FX ENERGY, INC.



                              Andrew W. Pierce, Secretary



Salt Lake City, Utah


May 9, 1997

                                                                    APPENDIX "A"
                            ARTICLES OF RESTATEMENT
                                     OF THE
                           ARTICLES OF INCORPORATION
                                       OF
                                FX ENERGY, INC.


     The undersigned, pursuant to the Nevada Revised Statutes, hereby adopt the following restated articles of incorporation of FX Energy, Inc. (referred to herein as the "Corporation"), which articles of incorporation were originally filed with the state of Nevada on January 24, 1989, were restated by filing restated and amended articles of incorporation on April 5, 1993, and were amended by filing articles of amendment on July 23, 1996, and by the further amendments contained herein.

1.   The name of the Corporation is: FX Energy, Inc.

2.   The text of the restated articles of incorporation is as follows:


                                   ARTICLE I
                                      NAME

    The name of the Corporation shall be: FX Energy, Inc.




                                   ARTICLE II
                                    PURPOSE

    The Corporation is organized to engage in any lawful act or activity for which a corporation may be organized under the Nevada Revised Statutes.


                                  ARTICLE III
                               AUTHORIZED SHARES

    The Corporation shall have the authority to issue 35,000,000 shares, of which 30,000,000 shares shall be common stock, $0.001 par value ("Common Stock"), and 5,000,000 shares shall be preferred stock $0.001 par value ("Preferred Stock"). Shares of any class of stock may be issued, without stockholder action, from time to time in one or more series as may from time to time be determined by the board of directors. The board of directors of this Corporation is hereby expressly granted authority, without stockholder action, and within the limits set forth in the Nevada Revised Statutes, to:

          (a) designate in whole or in part, the voting powers, preferences, limitations, restrictions, and relative rights, of any class of shares before the issuance of any shares of that class;

          (b) create one or more series within a class of shares, fix the number of shares of each such series, and designate, in whole or part, the voting powers, preferences, limitations, restrictions, and relative rights of the series, all before the issuance of any shares of that series; or

          (c) alter or revoke the preferences, limitations, and relative rights granted to or imposed upon any wholly unissued class of shares or any wholly unissued series of any class of shares.

The allocation between the classes, or among the series of each class, of unlimited voting rights and the right to receive the net assets of the Corporation upon dissolution, shall be as designated by the board of directors. All rights accruing to the outstanding shares of the Corporation not expressly provided for to the contrary herein or in the Corporation's bylaws or in any amendment hereto or thereto shall be vested in the Common Stock. Accordingly, unless and until otherwise designated by the board of directors of the Corporation, and subject to any superior rights as so designated, the Common Stock shall have unlimited voting rights and be entitled to receive the net assets of the Corporation upon dissolution.


                                   ARTICLE IV
                               BOARD OF DIRECTORS

     Subject to such limitations as provided by the Nevada Revised Statutes or these articles, the board of directors has full control over the affairs of the Corporation. The board of directors may exercise all such powers of the Corporation and do all such lawful acts and things as are not by law or by these Articles of Incorporation directed or required to be exercised or done by the stockholders of the Corporation.


          (a) Number. The number of directors constituting the entire board of directors shall be not less than three nor more than nine. The specific number of directors constituting the entire board of directors shall be authorized from time to time exclusively by the affirmative vote of a majority of the entire board of directors. No decrease in the number of directors shall shorten the term of any incumbent director. As used in these articles of incorporation, the term "entire board of directors" means the total authorized number of directors that the corporation would have if there were no vacancies.

          Notwithstanding the provisions of the foregoing paragraph, whenever the holders of any class or series of Preferred Stock shall have the right, voting as a class or series or otherwise, to elect directors, the then authorized number of directors of the Corporation shall be increased by the number of the additional directors so to be elected, and the holders of such Preferred Stock shall be entitled, as a class or series or otherwise, to elect such additional directors. Any directors so elected shall hold office until their rights to hold such office terminate pursuant to the provisions of such Preferred Stock. The provisions of this paragraph shall apply notwithstanding the maximum number of directors hereinabove set forth.

          (b) Qualification. The board of directors may, by the vote of a majority of the entire board, prescribe qualifications of candidates for the office of director of the Corporation, but no director then in office shall be disqualified from office as a result of the adoption of such qualifications.


          (c) Classified Board; Tenure. The directors shall be divided into three classes: class A, class B, and class C. The term of office of directors shall be three years, staggered by class so that one class is elected each year. Such classes shall be as nearly equal in number as possible. Directors chosen to succeed those who have been removed or whose terms have expired shall be identified as being of the same class as the directors they succeed and shall be elected for a term expiring at the expiration date of such class or thereafter when their respective successors are elected and have been qualified. If the number of directors is changed, any increase or decrease in directors shall be apportioned among the classes so as to maintain all classes as nearly equal in number as possible, and any individual director elected to any class shall hold office for a term which shall coincide with the term of such class. In no case will a decrease in the number of directors shorten the term of any incumbent director.

          (d) Nominations. Advance written notice of nominations for the election of directors, other than by the board of directors or a committee thereof, shall be given at least 30 days prior to the date of the meeting at which directors are to be elected in the manner provided in the bylaws of the Corporation.

          (e) Removal of Directors. Subject to the rights of the holders of any Preferred Stock then outstanding, the stockholders may remove one or more directors at a meeting of stockholders called expressly for the purpose of removing directors, as stated in the notice of meeting, with or without cause, on the affirmative vote of two-thirds of the Common Stock or other securities of the Corporation entitled to vote generally for the election of directors. In the event that cumulative voting for directors is permitted pursuant to these articles of incorporation, then no director may be removed except upon the vote of stockholders owning sufficient shares to have prevented such director's election to office in the first instance.

          (f) Vacancies. Subject to the rights of the holders of any Preferred Stock then outstanding, any vacancies in the board of directors for any reason, including by reason of any increase in the number of directors or any removal of an incumbent director, shall, if occurring prior to the expiration of the term of office of the class in which such vacancy occurs, be filled only by the board of directors, acting by the affirmative vote of a majority of the remaining directors, whether or not constituting a quorum. A director elected to fill a vacancy shall be elected for the unexpired term of such director's predecessor in office and until his or her successor is elected and qualified or, if such vacancy is the result of an increase in the number of directors, until the next meeting of stockholders at which directors are elected. If there are no directors in office, then an election of directors may be held in the manner provided by law.

          (g) Cumulative Voting for Election of Directors in Certain Circumstances.

               (i) Except as and to the extent otherwise provided in this paragraph (g), stockholders of the Corporation shall not be entitled to cumulative voting rights in any election of directors of the Corporation.

               (ii) There shall be cumulative voting in any election of directors of the Corporation on or after the occurrence of both of the following events:

                  (A) the public announcement (which, for purposes of this definition, shall include, without limitation, a report filed pursuant to section 13(d) under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) by the Corporation or any Person (which in these articles shall mean any individual, firm, corporation, or other entity, and shall include any successor, by merger or otherwise, of such entity) who or which, together with all Affiliates and Associates (as such terms are defined in rule 12b-2 of the General Rules and Regulations under the Exchange Act as in effect on the date of the adoption of these provisions by the stockholders of the Corporation) of such Person, shall be the Beneficial Owner (as defined in rule 13d-3 and rule 13d-5 of the General Rules and Regulations under the Exchange Act as in effect on the date of the adoption of these provisions by the stockholders of the Corporation) of 30% or more of the Common Stock and any other securities of the Corporation entitled to vote generally for the election of directors (the "Voting Stock"), including any security convertible into or exchangeable for or exercisable for the purchase of Voting Stock (any such person referred to herein as a "30% Stockholder") that such Person has become a 30% Stockholder; and

                    (B) such 30% Stockholder makes, or in any way participates in, directly or indirectly, any "solicitation" of "proxies" (as such terms are defined or used in regulation 14A under the Exchange Act) or becomes a "participant" in any "election contest" (as such terms are defined or used in rule 14a-11 of the Exchange Act) with respect to the Corporation; seeks to advise or influence any person (within the meaning of section 13(d)(3) of the Exchange Act) with respect to the voting of any securities of the Corporation; or executes any written consent in lieu of a meeting of holders of the Voting Stock, provided, however, that such written consents are then permitted under these articles.

               (iii) Notwithstanding the foregoing, no Person shall become a "30% Stockholder" as the result of an acquisition of Common Stock by the Corporation which, by reducing the number of shares outstanding, increases the proportionate number of shares beneficially owned by such Person to 30% or more of the Voting Stock; provided, however, that if a Person who would otherwise be a 30% Stockholder but for the provisions of this sentence shall, after such share purchases by the Corporation, become the Beneficial Owner of any additional Voting Stock, then such Person shall be deemed to be a "30% Stockholder." Further, the term "30% Stockholder" shall not include (A) the Corporation, (B) any wholly-owned subsidiary of the Corporation, (C) any employee benefit plan of the Corporation or of any corporation or other entity of which a majority of the voting power of the voting equity securities or equity interests is owned, directly or indirectly, by the Corporation (a "Subsidiary"), or (D) any Person holding securities of the Corporation for or pursuant to the terms of any such plan.

          (h) Amendment or Repeal. Notwithstanding anything to the contrary contained in these articles, no amendment or repeal of the provisions of this Article or related provision in the bylaws of the Corporation shall be adopted unless it is approved by the vote of two-thirds of the Common Stock or other securities of the Corporation entitled to vote generally for the election of directors.


                                   ARTICLE V
                            LIMITATION ON LIABILITY
                           OF DIRECTORS AND OFFICERS

    To the fullest extent permitted by the Nevada Revised Statutes or any other applicable law as now in effect or as it may hereafter be amended, a director or officer of the Corporation shall have no personal liability to the Corporation or its stockholders for damages for breach of fiduciary duty as a director or officer, except for damages resulting from (a) acts or omissions which involve intentional misconduct, fraud, or a knowing violation of law, or (b) the payment of dividends in violation of the provisions of section 78.300 of the Nevada Revised Statutes, as it may be amended from time to time, or any successor statute thereto.


                                   ARTICLE VI
               INDEMNIFICATION OF OFFICERS, DIRECTORS, AND OTHERS



    To the fullest extent permitted by the Nevada Revised Statutes or any other applicable law as now in effect or as it may hereafter be amended, the Corporation shall indemnify directors and may indemnify officers, employees, or agents of the Corporation to the extent authorized by the board of directors and in the manner set forth in the bylaws of the Corporation. Notwithstanding anything to the contrary contained in these articles, no amendment or repeal of the provisions of this Article or related provisions in the bylaws of the Corporation shall be adopted unless it is approved by the vote of two-thirds of the Common Stock or other securities of the Corporation entitled to vote generally for the election of directors.

                                  ARTICLE VII
                               STOCKHOLDER ACTION

     Any action which may be taken at any annual or special meeting of stockholders may be taken only upon the vote of the stockholders at an annual or special meeting duly called and may not be taken without a meeting and without prior notice by written consent of the stockholders. Notwithstanding anything to the contrary contained in these articles, no amendment or repeal of the provisions of this Article or related provisions in the bylaws of the Corporation shall be adopted unless it is approved by the vote of two-thirds of the Common Stock or other securities of the Corporation entitled to vote generally for the election of directors.

                                  ARTICLE VIII
                            MEETINGS OF STOCKHOLDERS


     Subject to the rights of the holders of any series of Preferred Stock, special meetings of stockholders of the Corporation may be called only be the board of directors pursuant to a resolution duly adopted by a majority of the total number of directors which the Corporation would have if there were no vacancies.

                                   ARTICLE IX
                           BUSINESS AT ANNUAL MEETING

     At an annual meeting of stockholders, only such business shall be conducted, and only such proposals shall be acted upon, as shall have been brought before the annual meeting (a) by, or at the direction of, a majority of the directors, or (b) by any stockholder of the Corporation who provides at least 30 days advance written notice in compliance with the notice procedures set forth in the bylaws of the Corporation. Notwithstanding anything to the contrary contained in these articles, no amendment or repeal of the provisions of this Article or related provisions in the bylaws of the Corporation shall be adopted unless it is approved by the vote of two-thirds of the Common Stock or other securities of the Corporation entitled to vote generally for the election of directors .

                                   ARTICLE X
                      ACQUISITION OF CONTROLLING INTEREST

     The provisions of the Nevada Revised Statutes pertaining to the acquisition of a controlling interest of the issued and outstanding shares of the Corporation, section 78.378 et. seq., of the Nevada Revised Statutes, shall not be applicable to the acquisition of a controlling interest of the securities of the Corporation.  This election is made in accordance with the provisions of section 78.378 of the Nevada Revised Statutes.

                                   ARTICLE XI
                 STOCK REPURCHASES FROM INTERESTED STOCKHOLDERS

          (a) Vote Required for Certain Acquisitions of Securities. Except as set forth in paragraph (b) of this Article, in addition to any affirmative vote of stockholders required by any provision of law, the articles of incorporation, or bylaws of the Corporation, or any policy adopted by the board of directors, neither the Corporation nor any Subsidiary (as defined above) shall knowingly effect any direct or indirect purchase or other acquisition of any equity security of a class of securities which is registered pursuant to section 12 of the Exchange Act issued by the Corporation at a price which is in excess of the Market Price (as defined below) of such equity security on the date that the understanding to effect such transaction is entered into by the Corporation (whether or not such transaction is concluded or a written agreement relating to such transaction is executed on such date, and such date to be conclusively established by determination of the board of directors), from any Interested Stockholder (as defined below) who has beneficially owned such securities for less than three years prior to the date of such purchase, without the affirmative vote of the holders of the Voting Stock which represent at least two-thirds of the outstanding Common Stock and any other securities of the Corporation entitled to vote generally for the election of directors ("Voting Stock"), excluding Voting Stock beneficially owned by such Interested Stockholder. Such affirmative vote shall be required notwithstanding the fact that no vote may be required, or that a lesser percentage may be specified, by law or any agreement with any national securities exchange, or otherwise.

          (b) When a Vote is Not Required. The provisions of paragraph (a) of this Article shall not be applicable with respect to:

               (i) any purchase, acquisition, redemption, or exchange of such equity securities, the purchase, acquisition, redemption, or exchange of which is provided for in the Corporation's articles of incorporation;

               (ii) any purchase or other acquisition of equity securities made as part of a tender or exchange offer by the Corporation to purchase securities of the same class made on the same terms to all holders of such securities and complying with the applicable requirements of the Exchange Act and the rules and regulations thereunder (or any successor provisions to such Act, rules, or regulations);

               (iii) an open market stock purchase program approved by a majority of those members of the board of directors who were duly elected and acting members of the board of directors prior to the time such Interest Stockholder became such; or

               (iv) any purchase, acquisition, redemption, or exchange of such equity securities, the purchase, acquisition, redemption, or exchange of which is provided by an executive compensation plan, including any employment agreement or stock option agreement, approved by the board of directors or a committee of non-employee directors.

          (c) Certain Definitions. For purposes of this Article, the following terms shall have the following meanings:

               (i) "Interested Stockholder" shall mean any Person (other than the Corporation or any Subsidiary) that is the direct or indirect Beneficial Owner (as defined in rule 13d-3 and rule 13d-5 of the General Rules and Regulations under the Exchange Act as in effect on the date of the adoption of these provisions by the stockholders of the Corporation) of more than 10% of the aggregate Voting Stock, and any Affiliate or Associate (as such terms are defined in rule 12b-2 of the General Rules and Regulations under the Exchange Act as in effect on the date of the adoption of these provisions by the stockholders of the Corporation) of any such Person. For the purpose of determining whether a Person is an Interested Stockholder, the outstanding Voting Stock shall include unissued shares of voting stock of the corporation of which the Interested Stockholder is the Beneficial Owner, but shall not include any other shares of Voting Stock of the Corporation which may be issuable pursuant to any agreement, arrangement, or understanding, or upon exercise of conversion rights, warrants, or options, or otherwise, to any Person who is not the Interested Stockholder.

               (ii) "Market Price" of shares of a class of an equity security of the Corporation on any day shall mean the highest closing sale price (regular way) of shares of such class of such equity security during the 30 day period immediately preceding such day, on the largest principal national securities exchange on which such class of stock is then listed or admitted to trading, or if not listed or admitted to trading on any national securities exchange, then the highest reported closing sale price for such shares in the over-the-counter market as reported on the Nasdaq Stock Market, or if such sale prices shall not be reported thereon, the highest closing bid price so reported, or, if such price shall not be reported thereon, as the same shall be reported by the National Quotation Bureau Incorporated, or if the price is not determinable as set forth above, as determined in good faith by the board of directors.

          (d) Amendment or Repeal. Notwithstanding anything to the contrary contained in these articles, no amendment or repeal of the provisions of this Article or related provisions in the bylaws of the Corporation shall be adopted unless it is approved by the vote of two-thirds of the Common Stock or other securities of the Corporation entitled to vote generally for the election of directors.


                                  ARTICLE XII
                 POWER OF BOARD TO OPPOSE CERTAIN TRANSACTIONS

          (a) Factors to Consider. The board of directors may oppose a tender or other offer for the Corporation's securities, whether the offer is in cash or in the securities of a corporation or otherwise, or any other Business Combination (as defined below) if the directors, by a majority vote of a quorum, determine that the offer or Business Combination is opposed to or not in the best interests of the Corporation. When considering whether to oppose an offer or Business Combination, the board of directors may, but is not legally obligated to, consider any relevant factors, including those factors specifically enumerated under section
     78.138 of the Nevada Revised Statutes. By way of illustration, but not limitation, the board of directors may, but shall not be legally obligated to, consider any and all of the following: (i) whether the offer price is acceptable based on the historical and present operating results or financial condition of the Corporation, or based on the current value of the Corporation in a freely negotiated transaction; whether a more favorable price could be obtained for the Corporation's securities in the future; (ii) the social, legal and economic impact which an acquisition of the Corporation would have on the employees, suppliers, creditors, and customers of the Corporation and any Subsidiary (as defined above) and on the community or communities in which the Corporation and its Subsidiaries do business; (iii) the economy of the states and of the nations in which the Company and its Subsidiaries do business; (iv) the reputation, character, integrity, business philosophy, financial status and business practices of the offeror and its management and affiliates and as they would affect the employees, suppliers, creditors, and customers of the Corporation and its Subsidiaries and the future value of the Corporation's stock; (v) the value of the securities, if any, which the offeror is offering in exchange for the Corporation's securities, based on an analysis of the worth of the Corporation as compared to the corporation or other entity whose securities are being offered; (vi) any antitrust or other legal and regulatory issues that are raised by the offer; (vii) the possibility that the interests of the Corporation's stockholders may be best served by the continued independence of the Corporation; (viii) the possible effects of the Business Combination on the Corporation's then existing relationships with any foreign government or nation in which the Corporation and its Subsidiaries do business or hold property interests and rights; (ix) whether the amount or nature of indebtedness or other obligations to which the Corporation may become subject in connection with the Business Combination provides reasonable grounds to believe that within a reasonable time: (A) the assets of the Corporation or any successor would be or become less than its liabilities, (B) the Corporation or any successor would be or become insolvent; or (C) any voluntary or involuntary proceeding under the federal bankruptcy laws concerning the Corporation or any successor corporation would be commenced by any person; and (x) any other relevant factors, including the long-term as well as the short-term interests of the Corporation and its stockholders, whether or not such other factors are monetary or non-monetary in nature, or are stockholder or non-stockholder considerations.

          (b) Permitted Action. If the board of directors determines that an offer should be rejected, it may take any lawful action to accomplish its purpose, including, but not limited to, any or all of the following: advising stockholders not to accept the offer; litigation against the offeror; filing complaints with all governmental and regulatory authorities; acquiring the Corporation's securities; selling or otherwise issuing authorized but unissued securities or treasury stock or granting options with respect thereto including, without limitation, creating a so-called "poison pill" defense (including both put and call poison pills), "rights plan" or any other anti-takeover defense permitted under the articles of incorporation and under state law; refusing to redeem any outstanding "poison pill" right or option or refusing to remove any other barriers to the offer; acquiring a company to create an antitrust or other regulatory problem for the offeror; establishing employee stock ownership plans; and obtaining a more favorable offer from another individual or entity.

          (c) Certain Definitions. For purposes of this Article, the following terms shall have the following meanings:

               (i) "Interested Stockholder" shall mean any Person (other than the Corporation or any Subsidiary) that is the direct or indirect Beneficial Owner (as defined in rule 13d-3 and rule 13d-5 of the General Rules and Regulations under the Exchange Act as in effect on the date of the adoption of these provisions by the stockholders of the Corporation) of more than 10% of the aggregate voting power of the Common Stock or other securities of the Corporation entitled to vote generally for the election of directors ("Voting Stock"), and any Affiliate or Associate (as such terms are defined in rule 12b-2 of the General Rules and Regulations under the Exchange Act as in effect on the date of the adoption of these provisions by the stockholders of the Corporation) of any such Person. For the purpose of determining whether a Person is an Interested Stockholder, the outstanding Voting Stock shall include unissued shares of voting stock of the corporation of which the Interested Stockholder is the Beneficial Owner, but shall not include any other shares of Voting Stock of the Corporation which may be issuable pursuant to any agreement, arrangement, or understanding, or upon exercise of conversion rights, warrants, or options, or otherwise, to any Person who is not the Interested Stockholder.


               (ii) "Business Combination" shall mean (A) any merger, consolidation, or share exchange of the Corporation or any of its Subsidiaries within or into an Interested Stockholder, in each case irrespective of which corporation or company is to be the surviving entity; (B) any sale, lease, exchange, mortgage, pledge, transfer, or other disposition to or with an Interested Stockholder (in a single transaction or a series of related transactions) of all or a substantial part of the assets of the Corporation (including, without limitation, any securities of a Subsidiary of the Corporation) or all or a substantial part of the assets of any of its Subsidiaries; (C) any sale, lease, exchange, mortgage or pledge, transfer, or other disposition to or with the Corporation, or to or with any of its Subsidiaries (in a single transaction or series of related transactions) of all or a substantial part of the assets of an Interested Stockholder; (D) the issuance or transfer by the Corporation or any of its Subsidiaries of any securities of the Corporation or any of its Subsidiaries to an Interested Stockholder (other than an issuance or transfer of securities which is effected on a pro rata basis to all stockholders of the Corporation); (E) any acquisition by the Corporation or any of its Subsidiaries of any securities issued by an Interested Stockholder; (F) any recapitalization or reclassification of shares of any class of voting stock of the Corporation or any merger or consolidation of the Corporation with any of its Subsidiaries which would have the effect, directly or indirectly, of increasing the proportionate share of the outstanding shares of any class of capital stock of the Corporation (or any securities convertible into any class of such capital stock) owned by any Interested Stockholder; (G) any merger or consolidation of the Corporation with any of its Subsidiaries after which the provisions of this Article shall not appear in the articles of incorporation (or the equivalent charter documents) of the surviving entity; (H) any plan or proposal for the liquidation or dissolution of the Corporation; and (I) any agreement, contract or other arrangement providing for any of the transactions described in this definition of Business Combination. Whether or not any proposed sale, lease, exchange, mortgage, pledge, transfer, or other disposition of part of the assets of any entity involves a "substantial part" of the assets of such entity shall be conclusively determined by a two-thirds vote of the board of directors; provided, however, that assets involved in any single transaction or series of related transactions having an aggregate fair market value, as determined by the board of directors, of more than 15% of the total consolidated assets of an entity and its subsidiaries as at the end of such entity's last full fiscal year prior to such determination shall always be deemed to constitute a "substantial part."

          (d) Effect on Directors' Power and Liability. Nothing contained herein shall be deemed to limit or restrict the powers of the board of directors, or to enlarge the duties of the board of directors, as provided in Nevada law, or to create director liability for taking any action authorized hereunder.

          (e) Amendment or Repeal. Notwithstanding anything to the contrary contained in these articles, no amendment or repeal of the provisions of this Article or related provisions in the bylaws of the Corporation shall be adopted unless it is approved by the vote of two-thirds of the Common Stock or other securities of the Corporation entitled to vote generally for the election of directors.


                                  ARTICLE XIII
                      FAIR PRICE ON BUSINESS COMBINATIONS

          (a) Vote Required. No Business Combination (as defined below) shall be consummated or effected unless such Business Combination shall have been approved by the affirmative vote of the holders of not less than two-thirds of the total voting power of all outstanding shares of Common Stock or other securities of the Corporation entitled to vote generally for the election of directors . Such vote shall be required notwithstanding the fact that no vote for such a transaction may be required by law or that approval by some other percentage of stockholders may be specified by law or in any agreement with any national securities exchange or otherwise. This Article shall not be deemed to affect the provisions of any such law or agreement requiring any vote or approval by the stockholders or directors respecting a proposed Business Combination.

          (b) Vote Not Required. The vote required pursuant to paragraph (a) above shall not be required if either of the following conditions is satisfied, or if, in the case of a Business Combination not involving the receipt of consideration by the holders of the Corporation's outstanding capital stock, the condition specified in subparagraph (i) is met:

               (i) The Continuing Directors (as defined below) shall have expressly approved such Business Combination by a two-thirds vote either in advance of or subsequent to the acquisition of outstanding shares of capital stock of the Corporation that caused the Interested Stockholder involved to become an Interested Stockholder. In determining whether or not to approve any such Business Combination, the Continuing Directors may give due consideration to all factors they consider relevant, including without limitation, those identified in these articles; or

               (ii) All of the following conditions shall have been met:

                    (A) The cash, or fair market value of other consideration, to be received per share by the stockholders of the Corporation in such Business Combination bears the same or a greater percentage relationship to the Market Price of the Corporation's capital stock immediately prior to the announcement of such Business Combination as the highest per share price (including brokerage commissions and/or soliciting dealers' fees) which the Interested Stockholder has theretofore paid for any of the shares of the Corporation's capital stock already owned by it bears to the Market Price of the Common Stock of the Corporation immediately prior to the commencement of acquisition of the Corporation's capital stock by the Interested Stockholder; and

                    (B) The cash, or fair market value of other consideration, to be received per share by the stockholders of the Corporation in such Business Combination (1) is not less than the highest per share price (including brokerage commissions and/or soliciting dealers' fees) paid by the Interested Stockholder in acquiring any of its holdings of the Corporation's capital stock, (2) is not less than the per share Market Price (defined below) of the Common Stock on the date of the announcement of the Combination, and (3) is not less than the earnings per share of capital stock of the Corporation for the four full consecutive fiscal quarters, or the last fiscal year reported, whichever is higher, immediately preceding the record date for solicitation of votes on such Business Combination, multiplied by the higher of either the highest price/earnings multiple of the Corporation during the two years prior to the announcement of such Business Combination or the then price/earnings multiple (if any) of the Interested Stockholder as customarily computed and reported in the financial community; and

                    (C) The per share price to be received by the stockholders must include an additional premium over the value determined in accordance with (a) and (b) above that is equal to the total of

                         (i) the per share equivalent of the value of the Corporation's oil reserves classified as "possible" under the then current criteria of the Society of Petroleum Engineers of the American Institute of Mining Engineers, as evaluated as of a reasonably practicable date not more than 180 days prior to the Record Date by a reputable and qualified petroleum engineer as determined by the Company's continuing directors; and

                         (ii) the per share equivalent of 20% of the highest
                    consolidated balance of domestic and foreign cash, cash equivalents, and marketable securities held by the Company at any time during the period commencing on the date the Interested Stockholder first acquired any shares of the Company's capital stock and terminating on the 15th day prior to the date on which the proxy statement referred to in (E) below is scheduled to be mailed to the public stockholders of the Corporation; and

                    (D) After the Interested Stockholder has acquired a 10% interest and prior to the consummation of such Business
               Combination: (1) the Interested Stockholder shall have taken steps to ensure that the Corporation's board of directors includes at all times representation by Continuing Directors proportionate to the shareholdings of the Corporation's public stockholders not affiliated with the Interested Stockholder (with a Continuing Director to occupy any resulting fractional board position); (2) there shall have been no change in the amount per share payable or paid as dividends on the Corporation's capital stock, except as may have been approved by a unanimous vote of the directors; (3) the Interested Stockholder shall not have acquired any newly issued shares of stock, directly or indirectly, from the Corporation (except upon conversion of convertible securities acquired by it prior to obtaining a 10% interest or as a result of a pro rata stock dividend or stock spit); and (4) the Interested Stockholder shall not have acquired any additional shares of the Corporation's outstanding capital stock or securities convertible into capital stock, except as a part of the transaction which results in the Interested Stockholder acquiring its 10% interest; and

                    (E) The Interested Stockholder shall not have (1) received the benefit, directly or indirectly (except proportionately as a stockholder), of any loans, advances, guarantees, pledges, or other financial assistance or tax credits provided by the Corporation, or (2) made any major change in the Corporation's business or equity capital structure without the unanimous approval of the directors, in either case prior to the consummation of such Business Combination; and

                    (F) Prior to the consummation of any Business Combination and prior to any vote of the Corporation's stockholders under paragraph (a) of this Article, a proxy statement or information statement complying with the requirements of the Exchange Act shall have been mailed to all stockholders of the Corporation for the purpose of informing the Corporation's stockholders about such proposed Business Combination and, if their approval is required by paragraph (a) of this Article, for the purpose of soliciting stockholder approval of such Business Combination. Such proxy statement or information statement shall contain at the front thereof, in a prominent place, a statement by the Continuing Directors of their position on the advisability (or inadvisability) of the proposed Business Combination and, if deemed advisable by a majority of the Continuing Directors, an opinion of a reputable investment banking firm as to the fairness (or not) of the terms of such Business Combination, from the point of view of the remaining stockholders of the Corporation (such investment banking firm to be selected by a majority of the Continuing Directors and to be paid a reasonable fee for their services by the Corporation).

          (c) Certain Definitions. For purposes of this Article, the following terms shall have the following meanings:

               (i) The term "Continuing Director" shall mean any director of the Corporation who was a director prior to the time the Interested Stockholder became such, and any other director whose election as a director was recommended or approved by a majority of Continuing Directors. Any action required to be taken by vote of the Continuing Directors shall be effective only if taken at a meeting at which two-thirds of the Continuing Directors capable of exercising the powers conferred upon them under the provisions of these articles of incorporation or the bylaws of the Corporation or by law are present.

               (ii) "Interested Stockholder" shall mean any Person (other than the Corporation or any Subsidiary) that is the direct or indirect Beneficial Owner (as defined in rule 13d-3 and rule 13d-5 of the General Rules and Regulations under the Exchange Act as in effect on the date of the adoption of these provisions by the stockholders of the Corporation) of more than 10% of the aggregate voting power of the Common Stock or other securities of the Corporation entitled to vote generally for the election of directors ("Voting Stock"), and any Affiliate or Associate (as such terms are defined in rule 12b-2 of the General Rules and Regulations under the Exchange Act as in effect on the date of the adoption of these provisions by the stockholders of the Corporation) of any such Person. For the purpose of determining whether a Person is an Interested Stockholder, the outstanding Voting Stock shall include unissued shares of voting stock of the corporation of which the Interested Stockholder is the Beneficial Owner, but shall not include any other shares of Voting Stock of the Corporation which may be issuable pursuant to any agreement, arrangement, or understanding, or upon exercise of conversion rights, warrants, or options, or otherwise, to any Person who is not the Interested Stockholder.

               An Interested Stockholder shall be deemed to have acquired a share of the capital stock of the Corporation at the time when such Interested Stockholder became the Beneficial Owner thereof. With respect to shares owned by Affiliates or Associates of an Interested Stockholder or other person whose ownership is attributed to an Interested Stockholder, for purposes of subparagraph (ii) of this paragraph (c), such Interested Stockholder shall be deemed to have purchased such shares at the higher of (A) the price paid upon the acquisition thereof by the Affiliate, Associate, or other person who owns such shares, or (B) the Market Price of the shares in question at the time when the Interested Stockholder became the Beneficial Owner thereof.

               (iii) "Business Combination" shall mean (A) any merger, consolidation, or share exchange of the Corporation or any of its Subsidiaries within or into an Interested Stockholder, in each case irrespective of which corporation or company is to be the surviving entity; (B) any sale, lease, exchange, mortgage, pledge, transfer, or other disposition to or with an Interested Stockholder (in a single transaction or a series of related transactions) of all or a substantial part of the assets of the Corporation (including, without limitation, any securities of a Subsidiary of the Corporation) or all or a substantial part of the assets of any of its Subsidiaries; (C) any sale, lease, exchange, mortgage, or pledge, transfer, or other disposition to or with the Corporation, or to or with any of its Subsidiaries (in a single transaction or series of related transactions) of all or a substantial part of the assets of an Interested Stockholder; (D) the issuance or transfer by the Corporation or any of its Subsidiaries of any securities of the Corporation or any of its Subsidiaries to an Interested Stockholder (other than an issuance or transfer of securities which is effected on a pro rata basis to all stockholders of the Corporation); (E) any acquisition by the Corporation or any of its Subsidiaries of any securities issued by an Interested Stockholder; (F) any recapitalization or reclassification of shares of any class of voting stock of the Corporation or any merger or consolidation of the Corporation with any of its Subsidiaries which would have the effect, directly or indirectly, of increasing the proportionate share of the outstanding shares of any class of capital stock of the Corporation (or any securities convertible into any class of such capital stock) owned by any Interested Stockholder; (G) any merger or consolidation of the Corporation with any of its Subsidiaries after which the provisions of this Article shall not appear in the articles of incorporation (or the equivalent charter documents) of the surviving entity; (H) any plan or proposal for the liquidation or dissolution of the Corporation; and (I) any agreement, contract or other arrangement providing for any of the transactions described in this definition of Business Combination. Whether or not any proposed sale, lease, exchange, mortgage, pledge, transfer, or other disposition of part of the assets of any entity involves a "substantial part" of the assets of such entity shall be conclusively determined by a two-thirds vote of the board of directors; provided, however, that assets involved in any single transaction or series of related transactions having an aggregate fair market value, as determined by the board of directors, of more than 15% of the total consolidated assets of an entity and its subsidiaries as at the end of such entity's last full fiscal year prior to such determination shall always be deemed to constitute a "substantial part."

               (iv) "Market Price" of shares of a class of an equity security of the Corporation on any day shall mean the highest closing sale price (regular way) of shares of such class of such equity security during the 30 day period immediately preceding such day, on the largest principal national securities exchange on which such class of stock is then listed or admitted to trading, or if not listed or admitted to trading on any national securities exchange, then the highest reported closing sale price for such shares in the over-the-counter market as reported on the Nasdaq Stock Market, or if such sale prices shall not be reported thereon, the highest closing bid price so reported, or, if such price shall not be reported thereon, as the same shall be reported by the National Quotation Bureau Incorporated, or if the price is not determinable as set forth above, as determined in good faith by the board of directors.

          (d) No proposal to amend or repeal this Article may be authorized and approved except by the affirmative vote of the holders of voting stock entitling them to exercise two-thirds of the voting power of the Corporation voting together as a class, unless required to vote separately by law or by other provisions of these articles of incorporation or by the terms of the stock entitling them to vote and, if a proposal upon which holders of shares of a particular class or classes are so required to vote separately, then by the affirmative vote of the holders of shares entitling them to exercise two-thirds of the voting power of each such class or classes; provided, however, that the provisions of this paragraph (d) shall not apply to any such amendment or repeal of this Article that has been favorably recommended to the stockholders by resolution of the board of directors adopted by a two-thirds vote of the Continuing Directors, in which case any such amendment or repeal of this Article may be authorized and approved by the affirmative vote of such number of the holders of voting stock as may be required by law.

          (e) Amendment or Repeal. Notwithstanding anything to the contrary contained in these articles, no amendment or repeal of the provisions of this Article or related provisions in the bylaws of the Corporation shall be adopted unless it is approved by the vote of two-thirds of the Common Stock or other securities of the Corporation entitled to vote generally for the election of directors (the "Voting Stock").


                                  ARTICLE XIV
                     REGISTERED OFFICE AND REGISTERED AGENT

    The address of the Corporation's registered office and the name of the registered agent at that address in the state of Nevada is:

                         The Corporation Trust Company of Nevada
                         1 East 1st St.
                         Reno, Nevada  89501

Either the registered office or the registered agent may be changed in the manner provided for by law.

                                  ARTICLES XV
                                   AMENDMENTS

     The Corporation reserves the right to amend, alter, change, or repeal all or any portion of the provisions contained in these articles of incorporation from time to time in accordance with the laws of the state of Nevada, and all rights conferred on stockholders herein are granted subject to this reservation.

                                  ARTICLE XVI
                        ADOPTION OR AMENDMENT OF BYLAWS

     The bylaws of the Corporation shall be adopted by the board of directors. The power to alter, amend, or repeal the bylaws or adopt new bylaws shall be vested in the board of directors, but the stockholders of the Corporation may also alter, amend, or repeal the bylaws or adopt new bylaws. The bylaws may contain any provisions for the regulation or management of the affairs of the Corporation not inconsistent with the laws of the state of Nevada now or hereafter existing.

                                  ARTICLE XVII
                        REDEMPTION OF SHAREHOLDER RIGHTS

     Rights issued pursuant to any shareholders' rights plan(s) may only be redeemed by the board of directors' Rights Redemption Committee, a subcommittee of the board of directors that is appointed by the board of directors and is constituted entirely of at least three Continuing Directors, at least a majority of whom are not employees of the Corporation. For purposes of this Article, the term "Continuing Director" means any duly constituted director of the Corporation who was a director prior to the time the Interested Stockholder became such, and any other director whose election or appointment as a director was recommended for approval by a majority of Continuing Directors. For the purposes of this definition, the term "employee" means any person who is currently or who has been during the preceding 12 months a full-time employee of the Company. In the event of the failure or refusal of the Board of Directors to duly appoint a Rights Redemption Committee, then the persons constituting the Audit Committee of the Board of Directors shall also constitute the Rights Redemption Committee. Any action required to be taken by vote of the Continuing Directors shall be effective only if taken at a meeting at which two-thirds of the Continuing Directors capable of exercising the powers conferred upon them under the provisions of these articles of incorporation or the bylaws of the Corporation or by law are present.


     Any bylaw subsequently adopted by the shareholders requiring the board of directors, or a subcommittee thereof, to redeem rights issued pursuant to any shareholders' rights plans then outstanding must be adopted by the vote of stockholders representing not less than two-thirds of the Common Stock or other securities of the Corporation entitled to vote generally for the election of directors.

     Notwithstanding anything to the contrary contained in these articles, no amendment or repeal of the provisions of this Article or related provisions in the bylaws of the Corporation shall be adopted unless it is approved by the vote of two-thirds of the Common Stock or other securities of the Corporation entitled to vote generally for the election of directors.

                                 ARTICLE XVIII
                               CURRENT DIRECTORS

     The name and address of each person who currently serves as a director of the Corporation, to each serve until the expiration of his or her respective term and until his or her successor is elected and shall qualify, is as follows:

Name                     Address

David N. Pierce          3006 Highland Drive, Suite 206
                         Salt Lake City, UT 84106

Andrew W. Pierce         3006 Highland Drive, Suite 206
                         Salt Lake City, UT 84106


Scott J. Duncan          3006 Highland Drive, Suite 206
                         Salt Lake City, UT 84106

Thomas B. Lovejoy        48 Burying Hill Road
                         Greenwich, CT 06831

Peter L. Raven           12 Old Stone Hill Road
                         Poundridge, NY 10576

Jay W. Decker            7640 South Polo Ridge Drive
                         Littleton, CO 80213

Jerzy B. Maciolek        1834 Mayweather
                         Houston, TX 77469


3.   The amendments set forth in paragraph 2. were adopted on June   , 1997.
                                                                   --

4.   On June    , 1997, the Corporation had           shares of issued and
             ---                            ---------
outstanding Common Stock of which:

     (a)   ,   ,    voted in favor of amending Article IV(a) and  ,   ,    voted
          - --- ---                                              - --- ---
          against such amendment;

     (b)   ,   ,    voted in favor of amending Article IV(b) and  ,   ,    voted
          - --- ---                                              - --- ---
          against such amendment;


     (c)   ,   ,    voted in favor of amending Article IV(c) and  ,   ,    voted
          - --- ---                                              - --- ---
          against such amendment;

     (d)   ,   ,    voted in favor of amending Article IV(d) and  ,   ,    voted
          - --- ---                                              - --- ---
          against such amendment;

     (e)   ,   ,    voted in favor of amending Article IV(f) and  ,   ,    voted
          - --- ---                                              - --- ---
          against such amendment;

     (f)   ,   ,    voted in favor of amending Article VII and  ,   ,    voted
          - --- ---                                            - --- ---
          against such amendment;

     (g)   ,   ,    voted in favor of amending Article VIII and  ,   ,    voted
          - --- ---                                             - --- ---
          against such amendment;

     (h)   ,   ,    voted in favor of amending Article IX and  ,   ,    voted
          - --- ---                                           - --- ---
          against such amendment;

     (i)   ,   ,    voted in favor of amending Article X and  ,   ,    voted
          - --- ---                                          - --- ---
          against such amendment; and
     (j)   ,   ,    voted in favor of amending Article XI and  ,   ,    voted
          - --- ---                                           - --- ---
          against such amendment.
     (k)   ,   ,    voted in favor of amending Article XII and  ,   ,    voted
          - --- ---                                            - --- ---
          against such amendment.

     (l)   ,   ,    voted in favor of amending Article XIII and  ,   ,    voted
          - --- ---                                             - --- ---
          against such amendment.


     (m)   ,   ,    voted in favor of amending Article XIV and  ,   ,    voted
          - --- ---                                            - --- ---
          against such amendment.

     (n)   ,   ,    voted in favor of amending Article XV and  ,   ,    voted
          - --- ---                                           - --- ---
          against such amendment.

     (o)   ,   ,    voted in favor of amending Article XVI and  ,   ,    voted
          - --- ---                                            - --- ---
          against such amendment.

     (p)   ,   ,    voted in favor of amending Article XVII and  ,   ,    voted
          - --- ---                                             - --- ---
          against such amendment.

     (q)   ,   ,    voted in favor of amending Article XVIII and  ,   ,    voted
          - --- ---                                              - --- ---
          against such amendment.


     The undersigned affirms and acknowledges, under penalties of perjury, that the foregoing instrument is my act and deed and that the facts stated herein are true.

     DATED this       day of June, 1997.
                -----

                                FX ENERGY, INC.


                                By:
                                      David N. Pierce, President

                                                                    APPENDIX "B"
                                FX ENERGY, INC.

                        1996 STOCK OPTION AND AWARD PLAN

     FX ENERGY, INC., a Nevada corporation (the "Company"), hereby adopts this "FX Energy, Inc., 1996 Stock Option and Award Plan" (the "Plan"), effective as of the 1st day of October, 1996, under which options to acquire stock of the Company or bonus stock may be granted from time to time to employees, including officers and directors, of the Company or its subsidiaries. In addition, at the discretion of the board of directors or other administrator of this Plan, options to acquire stock of the Company or bonus stock may from time to time be granted under this Plan to other individuals who contribute to the success of the Company or its subsidiaries but who are not employees of the Company, all on the terms and conditions set forth herein.

     1. Purpose of the Plan. The Plan is intended to aid the Company in maintaining and developing a management team, attracting qualified officers and employees capable of assisting in the future success of the Company, and rewarding those individuals who have contributed to the success of the Company. It is designed to aid the Company in retaining the services of executives and employees and in attracting new personnel when needed for future operations and growth and to provide such personnel with an incentive to remain employees of the Company, to use their best efforts to promote the success of the Company's business, and to provide them with an opportunity to obtain or increase a proprietary interest in the Company. It is also designed to permit the Company to reward those individuals who are not employees of the Company but who are perceived by management as having contributed to the success of the Company or who are important to the continued business and operations of the Company. The above aims will be effectuated through the granting of options ("Options") to purchase shares of common stock of the Company, par value $0.001 per share (the "Stock"), or the granting of awards of bonus stock ("Stock Awards"), all subject to the terms and conditions of this Plan. It is intended that the Options issued pursuant to this Plan include, when designated as such at the time of grant, options which qualify as Incentive Stock Options ("Incentive Options") within the meaning of section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or any amendment or successor provision of like tenor. If the Company has a class of securities registered under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), it is intended that Options or Stock Awards granted pursuant to this Plan qualify for the exemption provided for in Rule 16b-3 ("Rule 16b-3") promulgated under the Exchange Act or any amendment or successor rule of like tenor when granted in accordance with the provisions of such rule.

     2. Shareholder Approval. The Plan shall become effective immediately on adoption by the board of directors of the Company (the "Board") and awards under the Plan can be made at that time or at any subsequent time. The Plan shall be submitted to the Company's shareholders in the manner set forth below:

          (a) Within twelve months after the Plan has been adopted by the Board, the Plan shall be submitted for approval by those shareholders of the Company who are entitled to vote on such matters at a duly held shareholders' meeting or approved by the unanimous written consent of the holders of the issued and outstanding Stock of the Company. If the Plan is presented at a shareholders' meeting, it shall be approved by the affirmative vote of the holders of a majority of the issued and outstanding Stock in attendance, in person or by proxy, at such meeting. Notwithstanding the foregoing, the Plan may be approved by the shareholders in any other manner not inconsistent with the Company's articles of incorporation and bylaws, the applicable provisions of state corporate laws, and the applicable provisions of the Code and regulations adopted thereunder.

          (b) In the event the Plan is so approved, the secretary of the Company shall, as soon as practicable following the date of final approval, prepare and attach to this Plan certified copies of all relevant resolutions adopted by the shareholders and the Board.

          (c) Failure to obtain shareholder approval on or before the date that is twelve months subsequent to the adoption of this Plan by the Board shall not affect awards previously granted under the Plan; provided that, none of the Options issued under this Plan will qualify as Incentive Options.

     3. Administration of the Plan. Administration of the Plan shall be determined by the Board. Subject to compliance with applicable provisions of the governing law, the Board may delegate administration of the Plan or specific administrative duties with respect to the Plan, on such terms and to such committees of the Board as it deems proper. Any Option or Stock Award approved by the Board shall be approved by a majority vote of those members of the Board in attendance at a meeting at which a quorum is present. Any Option or Stock Award approved by a committee designated by the Board shall be approved as specified by the Board at the time of delegation. The interpretation and construction of the terms of the Plan by the Board or a duly authorized committee shall be final and binding on all participants in the Plan absent a showing of demonstrable error. No member of the Board or duly authorized committee shall be liable for any action taken or determination made in good faith with respect to the Plan.

     The Board's or duly authorized committee's determination under the Plan (including without limitation determinations of the persons to receive Options or Stock Awards, the form, amount, and timing of such Options or Stock Awards, the terms and provisions of such Options or Stock Awards, and the agreements evidencing same) need not be uniform and may be made by the Board or duly authorized committee selectively among persons who receive, or are eligible to receive, Options or Stock Awards under the Plan, whether or not such persons are similarly situated.

     4. Shares of Stock Subject to the Plan. A total of 500,000 shares of Stock may be subject to, or issued pursuant to, Options or Stock Awards granted under the terms of this Plan. Any shares subject to an Option or Stock Award under the Plan, which Option or Stock Award for any reason expires or is forfeited, terminated, or surrendered unexercised as to such shares, shall be added back to the total number of shares reserved for issuance under the terms of this Plan. If any right to acquire Stock granted under the Plan is exercised by the delivery of shares of Stock or the relinquishment of rights to shares of Stock, only the net shares of Stock issued (the shares of Stock issued less the shares of Stock surrendered) shall count against the total number of shares reserved for issuance under the terms of this Plan.

     5. Reservation of Stock on Granting of Option. At the time of granting any Option under the terms of this Plan, there will be reserved for issuance on the exercise of the Option the number of shares of Stock of the Company subject to such Option. The Company may reserve either authorized but unissued shares or issued shares that have been reacquired by the Company.

     6. Eligibility. Options or Stock Awards under the Plan may be granted to employees, including officers and directors, of the Company or its subsidiaries, as may be existing from time to time, and to other individuals who are not employees of the Company as may be deemed in the best interest of the Company by the Board or a duly authorized committee. Such Options or Stock Awards shall be in the amounts, and shall have the rights and be subject to the restrictions, as may be determined by the Board or a duly authorized committee at the time of grant, all as may be within the general provisions of this Plan.

     7.   Term of Options and Certain Limitations on Right to Exercise.

          (a) Each Option shall have the term established by the Board or duly authorized committee at the time the Option is granted but in no event may an Option have a term in excess of ten years.

          (b) The term of the Option, once it is granted, may be reduced only as provided for in this Plan or under the written provisions of the Option.

          (c) Unless otherwise specifically provided by the written provisions of the Option, no holder or his or her legal representative, legatee, or distributee will be, or shall be deemed to be, a holder of any shares subject to an Option unless and until the holder exercises his or her right to acquire all or a portion of the Stock subject to the Option and delivers the required consideration to the Company in accordance with the terms of this Plan and the Option and then only to the extent of the number of shares of Stock acquired. Except as specifically provided in this Plan or as otherwise specifically provided by the written provisions of the Option, no adjustment to the exercise price or the number of shares of Stock subject to the Option shall be made for dividends or other rights for which the record date is prior to the date the Stock subject to the Option is acquired by the holder.

          (d) Options under the Plan shall vest and become exercisable at such time or times and on such terms as the Board or a duly authorized committee may determine at the time of the grant of the Option.

          (e) Options granted under the Plan shall contain such other provisions, including, without limitation, further restrictions on the vesting and exercise of the Option, as the Board or a duly authorized committee shall deem advisable.

          (f) In no event may an Option be exercised after the expiration of its term.

          (g) Unless otherwise specifically provided by the written provisions of an Option granted pursuant to this Plan, upon receipt of (i) any request that the exercise of the Option or the resale of any shares of Stock issued or to be issued on exercise of such Option be registered under the Securities Act; or (ii) any notice of exercise the Option pursuant to its terms, in lieu of any obligation to effect any registration with respect to the Options or shares of Common Stock issuable on such Option or in lieu of delivering shares of Common Stock on the exercise of the Option, the Company may, within five business days of receipt of such request to register or notice of exercise, purchase, in whole or in part, such Options from the Optionee at an amount in cash equal to the difference between (a) the then current fair market value (as defined below) of the Common Stock on the day of such repurchase and (b) the exercise price in effect on such day. In order to exercise such right, the Company must provide written notice to the optionee at least five days prior to the date that the Company proposes to repurchase such Options. For purposes of this section, the fair market value of the Common Stock shall be determined by the Board or a duly authorized committee based on the closing price for the Stock as quoted on a registered national securities exchange or, if not listed on a national exchange, the Nasdaq Stock Market ("Nasdaq"), on the trading day immediately preceding the date that the Company's provides notice of its intent to repurchase the Options, or, if not listed on such an exchange or included on Nasdaq, the closing price for the Stock as determined by the Board or a duly authorized committee through any other reliable means of determination available on the close of business on the trading day last preceding the date of providing the notice.


     8. Exercise Price. The exercise price of each Option issued under the Plan shall be determined by the Board or a duly authorized committee on the date of grant.


     9. Payment of Exercise Price. The exercise of any Option shall be contingent on receipt by the Company of cash, certified bank check to its order, or other consideration acceptable to the Company; provided that, at the discretion of the Board or a duly authorized committee, the written provisions of the Option may provide that payment can be made in whole or in part in shares of Stock of the Company that have been owned by the optionee for more than six months or by the surrender of Options to acquire Stock from the Company that have been held for more than six months, which Stock or Options shall be valued at their then fair market value as determined by the Board or a duly authorized committee. Any consideration approved by the Board or a duly authorized committee that calls for the payment of the exercise price over a period of more than one year shall provide for interest, which shall not be included as part of the exercise price, that is equal to or exceeds the imputed interest provided for in section 483 of the Code or any amendment or successor section of like tenor.

     10. Withholding. If the grant of a Stock Award or the grant or exercise of an Option pursuant to this Plan, or any other event in connection with any such grant or exercise, creates an obligation to withhold income and employment taxes pursuant to the Code or applicable state or local laws, such obligation may, at the discretion of the Board or a duly authorized committee at the time of the grant of the Option or Stock Award and to the extent permitted by the terms of the Option or Stock Award and the then governing provisions of the Code and the Exchange Act, be satisfied (i) by the holder of the Option or Stock Award delivering to the Company an amount of cash equal to such withholding obligation; (ii) by the Company withholding from any compensation or other amount owing to the holder of the Option or Stock Award the amount (in cash, Stock, or other property as the Company may determine) of the withholding obligation; (iii) by the Company withholding shares of Stock subject to the Option or Stock Award with a fair market value equal to such obligation; or (iv) by the holder of the Option or Stock Award either delivering shares of Stock that have been owned by the holder for more than six months or canceling Options or other rights to acquire Stock from the Company that have been held for more than six months with a fair market value equal to such requirements. In all events, delivery of shares of Stock issuable on exercise of the Option or on grant of the Stock Award shall be conditioned upon and subject to the satisfaction or making provision for the satisfaction of the withholding obligation of the Company resulting from the grant or exercise of the Option, grant of the Stock Award, or any other event. The Company shall be further authorized to take such other action as may be necessary, in the opinion of the Company, to satisfy all obligations for the payment of such taxes.

     11. Incentive Options--Additional Provisions. In addition to the other restrictions and provisions of this Plan, any Option granted hereunder that is intended to be an Incentive Option shall meet the following further requirements:

          (a) The exercise price of an Incentive Option shall not be less than the fair market value of the Stock on the date of grant of the Incentive Option as determined by the Board or a duly authorized committee based on the closing price for the Stock as quoted on a registered national securities exchange or, if not listed on a national exchange, the Nasdaq Stock Market ("Nasdaq"), over the five-day trading period immediately prior to the date of grant of such Incentive Option, or, if not listed on such an exchange or included on Nasdaq, the closing price for the Stock as determined by the Board or a duly authorized committee through any other reliable means of determination available on the close of business on the trading day last preceding the date of grant of such Incentive Option and permitted by the applicable provisions of the Code.

          (b) No Incentive Option may be granted under the Plan to any individual that owns (either of record or beneficially) Stock possessing more than 10% of the combined voting power of the Company or any parent or subsidiary corporation unless both the exercise price is at least 110% of the fair market value of the Stock on the date the Option is granted and the Incentive Option by its terms is not exercisable more than five years after the date it is granted.

          (c) Incentive Options may be granted only to employees of the Company or its subsidiaries and only in connection with that employee's employment by the Company or the subsidiary. Notwithstanding the above, directors and other individuals who have contributed to the success of the Company or its subsidiaries may be granted Incentive Options under the Plan, subject to, and to the extent permitted by, applicable provisions of the Code and regulations promulgated thereunder, as they may be amended from time to time.

          (d) The aggregate fair market value (determined as of the date the Incentive Option is granted) of the shares of Stock with respect to which Incentive Options are exercisable for the first time by any individual during any calendar year under the Plan (and all other plans of the Company and its subsidiaries) may not exceed $100,000.

          (e) No Incentive Option shall be transferable other than by will or the laws of descent and distribution and shall be exercisable, during the lifetime of the optionee, only by the optionee to whom the Incentive Option is granted.

          (f) No individual acquiring shares of Stock pursuant to any Incentive Option granted under this Plan shall sell, transfer, or otherwise convey the Stock until after the date that is both two years after the date the Incentive Option was granted and one year after the date the Stock was acquired pursuant to the exercise of the Incentive Option. If any individual makes a disqualifying disposition, he or she shall notify the Company within 30 days of such transaction.

          (g) No Incentive Option may be exercised unless the holder was, within three months of such exercise, and had been since the date the Incentive Option was granted, an eligible employee of the Company as specified in the applicable provisions of the Code, unless the employment was terminated as a result of the death or disability (as defined in the Code and the regulations promulgated thereunder as they may be amended from time to time) of the employee or the employee dies within three months of the termination. In the event of termination as a result of disability, the holder shall have a one year period following termination in which to exercise the Incentive Option. In the event of death of the holder, the Incentive Option must be exercised within six months after the issuance of letters testamentary or administration or the appointment of an administrator, executor, or personal representative, but not later than one year after the date of termination of employment. An authorized absence or leave approved by the Board or a duly authorized committee for a period of 90 days or less shall not be considered an interruption of employment for any purpose under the Plan.

          (h) All Incentive Options shall be deemed to contain such other limitations and restrictions as are necessary to conform the Incentive Option to the requirements for "incentive stock options" as defined in section 422 of the Code, or any amendment or successor statute of like tenor.

All of the foregoing restrictions and limitations are based on the governing provisions of the Code as of the date of adoption of this Plan. If at any time the Code is amended to permit the qualification of an Option as an incentive stock option without one or more of the foregoing restrictions or limitations or the terms of such restrictions or limitations are modified, the Board or a duly authorized committee may grant Incentive Options, and may modify outstanding Incentive Options in accordance with such changes, all to the extent that such action by the Board or duly authorized committee does not disqualify the Options from treatment as incentive stock options under the provisions of the Code as may be amended from time to time.

     12. Awards to Directors and Officers. To the extent the Company has a class of securities registered under the Exchange Act, Options or Stock Awards granted under the Plan to directors and officers (as used in Rule 16b-3 promulgated under the Exchange Act or any amendment or successor rule of like tenor) intended to qualify for the exemption from section 16(b) of the Exchange Act provided in Rule 16b-3 shall, in addition to being subject to the other restrictions and limitations set forth in this Plan, be made as follows:

          (a) A transaction whereby there is a grant of an Option or Stock Award pursuant to this Plan must satisfy one of the following:

               (i) The transaction must be approved by the Board or a duly authorized committee composed solely of two or more non-employee directors of the Company (as defined in Rule 16b-3);

               (ii) The transaction must be approved or ratified, in compliance with section 14 of the Exchange Act, by either: the affirmative vote of the holders of a majority of the securities of the Company present or represented and entitled to vote at a meeting of the shareholders of the Company held in accordance with the applicable laws of the state of incorporation of the Company; or, if allowed by applicable state law, the written consent of the holders of a majority, or such greater percentage as may be required by applicable laws of the state of incorporation of the Company, of the securities of the Company entitled to vote. If the transaction is ratified by the shareholders, such ratification must occur no later than the date of the next annual meeting of shareholders; or

               (iii) The Stock acquired must be held by the officer or director for a period of six months subsequent to the date of the grant; provided that, if the transaction involves a derivative security (as defined in section 16 of the Exchange Act), this condition shall be satisfied if at least six months elapse from the date of acquisition of the derivative security to the date of disposition of the derivative security (other than on exercise or conversion) or its underlying equity security.

          (b) Any transaction involving the disposition to the Company of its securities in connection with Options or Stock Awards granted pursuant to this Plan shall:

               (i) be approved by the Board or a duly authorized committee composed solely of two or more non-employee directors; or

               (ii) be approved or ratified, in compliance with section 14 of the Exchange Act, by either: the affirmative vote of the holders of a majority of the securities of the Company present, or represented, and entitled to vote at a meeting duly held in accordance with the applicable laws of the state of incorporation of the Company or, if allowed by applicable state law, the written consent of the holders of a majority, or such greater percentage as may be required by applicable laws of the state of incorporation of the Company, of the securities of the Company entitled to vote; provided that, such ratification occurs no later than the date of the next annual meeting of shareholders.

All of the foregoing restrictions and limitations are based on the governing provisions of the Exchange Act and the rules and regulations promulgated thereunder as of the date of adoption of this Plan. If at any time the governing provisions are amended to permit an Option to be granted or exercised or Stock Award to be granted pursuant to Rule 16b-3 or any amendment or successor rule of like tenor without one or more of the foregoing restrictions or limitations, or the terms of such restrictions or limitations are modified, the Board or a duly authorized committee may award Options or Stock Awards to directors and officers, and may modify outstanding Options or Stock Awards, in accordance with such changes, all to the extent that such action by the Board or a duly authorized committee does not disqualify the Options or Stock Awards from exemption under the provisions of Rule 16b-3 or any amendment or successor rule of similar tenor.

     13. Stock Appreciation Rights and Other Tandem Rights. The Board or a duly authorized committee, at the time of granting any award under the terms of this Plan, shall have the authority to grant stock appreciation rights or other tandem rights with respect to all or some of the shares of Stock covered by such award pursuant to which the holder shall have the right to surrender all or part of such award and thereby exercise the tandem rights; provided, however, that the holder shall not have such right to surrender and obtain payment during the first six months of the term of the award, except in the event of death or disability of the holder during such six-month period. Any payment under the terms of the tandem rights may be made by the Company, at the discretion of the Board or a duly authorized committee as set forth in the written award, in Stock (at its fair market value on the date of the notice of exercise, as determined by the Board or committee) or in cash, or partly in Stock and partly in cash, as the Company may determine. Any stock appreciation rights or other tandem rights granted under the terms of this section may be exercised only when, and only to the extent that, the holder is entitled to exercise all or a portion of the underlying award. The terms of any stock appreciation or other rights granted shall, within the provisions of this Plan, be established by the Board or committee at the time of grant, and any rights created thereby can only be transferred in connection with the transfer of the underlying award. Stock appreciation rights may only be exercised at a time when the fair market value of the Stock subject to the award exceeds the exercise price of the award.

     14. Stock Awards. The Board or a duly authorized committee may grant Stock Awards to individuals eligible to participate in this Plan, in the amount, and subject to the provisions determined by the Board or a duly authorized committee. The Board or a duly authorized committee shall notify in writing each person selected to receive a Stock Award hereunder as soon as practicable after he or she has been so selected and shall inform such person of the number of shares he or she is entitled to receive, the approximate date on which such shares will be issued, and the Forfeiture Restrictions applicable to such shares. (For purposes hereof, the term "Forfeiture Restrictions" shall mean any prohibitions against sale or other transfer of shares of Stock granted under the Plan and the obligation of the holder to forfeit his or her ownership of or right to such shares and to surrender such shares to the Company on the occurrence of certain conditions.) The Board or a duly authorized committee may, at its discretion, require the payment in cash to the Company by the award recipient of the par value of the Stock. The shares of Stock issued pursuant to a Stock Award shall not be sold, exchanged, transferred, pledged, hypothecated, or otherwise disposed of during such period or periods of time which the Board or a duly authorized committee shall establish at the time of the grant of the Stock Award. If a Stock Award is made to an employee of the Company or its subsidiaries, the employee shall be obligated, for no consideration other than the amount, if any, of the par value paid in cash for such shares, to forfeit and surrender such shares as he or shall have received under the Plan which are then subject to Forfeiture Restrictions to the Company if he or she is no longer an employee of the Company or its subsidiaries for any reason; provided that, in the event of termination of the employee's employment by reason of death or total and permanent disability, the Board or duly authorized committee, in its sole discretion, may cancel the Forfeiture Restrictions. Certificates representing shares subject to Forfeiture Restrictions shall be appropriately legended as determined by the Board or a duly authorized committee to reflect the Forfeiture Restrictions, and the Forfeiture Restrictions shall be binding on any transferee of the shares.

     15. Assignment. At the time of grant of an Option or Stock Award, the Board or duly authorized Committee, in its sole discretion, may impose restrictions on the transferability of such Option or Stock Award and provide that such Option shall not be transferable other than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined in the Code and that, except as permitted by the foregoing, such Options or Stock Awards, granted under the Plan and the rights and privileges thereby conferred shall not be transferred, assigned, pledged, or hypothecated in any way (whether by operation of law or otherwise), and shall not be subject to execution, attachment, or similar process. On any attempt to transfer, assign, pledge, hypothecate, or otherwise dispose of the Option or Stock Award, or of any right or privilege conferred thereby, contrary to the provisions thereof, or on the levy of any attachment or similar process on such rights and privileges, the Option or Stock Award and such rights and privileges shall immediately become null and void.

     16. Additional Terms and Provisions of Awards. The Board or duly authorized committee shall have the right to impose additional limitations on individual awards under the Plan. For example, and without limiting the authority of the Board or a duly authorized committee, an individual award may be conditioned on continued employment for a specified period or may be voided based on the award holder's gross negligence in the performance of his or her duties, substantial failure to meet written standards established by the Company for the performance of his or her duties, criminal misconduct, or willful or gross misconduct in the performance of his or her duties. In addition, the Board or a duly authorized committee may establish additional rights in the holders of individual awards at the time of grant. For example, and without limiting the authority of the Board or a duly authorized committee, an individual award may include the right to immediate payment of the value inherent in the award on the occurrence of certain events such as a change in control of the Company, all on the terms and conditions set forth in the award at the time of grant. The Board or a duly authorized committee may, at the time of the grant of the Option or Stock Award, establish any other terms, restrictions, or provisions on the exercise of an Option or the holding of Stock subject to the Stock Award as it deems appropriate. All such terms, restrictions, and provisions must be set forth in writing at the time of grant in order to be effective.

     17. Dilution or Other Adjustment. In the event that the number of shares of Stock of the Company from time to time issued and outstanding is increased pursuant to a stock split or a stock dividend, the number of shares of Stock then covered by each outstanding Option granted hereunder shall be increased proportionately, with no increase in the total purchase price of the shares then so covered, and the number of shares of Stock subject to the Plan shall be increased by the same proportion. Shares awarded under the terms of a Stock Award shall be entitled to the same rights as other issued and outstanding shares of Stock, whether or not then subject to Forfeiture Restrictions, although any additional shares of Stock issued to the holder of a Stock Award shall be subject to the same Forfeiture Restrictions as the Stock Award. In the event that the number of shares of Stock of the Company from time to time issued and outstanding is reduced by a combination or consolidation of shares, the number of shares of Stock then covered by each outstanding Option granted hereunder shall be reduced proportionately, with no reduction in the total purchase price of the shares then so covered, and the number of shares of Stock subject to the Plan shall be reduced by the same proportion. Shares awarded under a Stock Award shall be treated as other issued and outstanding shares of Stock, whether or not then subject to Forfeiture Restrictions. In the event that the Company should transfer assets to another corporation and distribute the stock of such other corporation without the surrender of Stock of the Company, and if such distribution is not taxable as a dividend and no gain or loss is recognized by reason of section 355 of the Code or any amendment or successor statute of like tenor, then the total purchase price of the Stock then covered by each outstanding Option shall be reduced by an amount that bears the same ratio to the total purchase price then in effect as the market value of the stock distributed in respect of a share of the Stock of the Company, immediately following the distribution, bears to the aggregate of the market value at such time of a share of the Stock of the Company plus the stock distributed in respect thereof. Shares issued under a Stock Award shall be treated as issued and outstanding whether or not subject to Forfeiture Restrictions, although any stock of the other corporation to be distributed with respect to the shares awarded under the Stock Award shall be subject to the Forfeiture Restrictions then applicable to such shares and may be held by the Company or otherwise subject to restrictions on transfer until the expiration of the Forfeiture Restrictions. In the event that the Company distributes the stock of a subsidiary to its shareholders, makes a distribution of a major portion of its assets, or otherwise distributes significant portion of the value of its issued and outstanding Stock to its shareholders, the number of shares then subject to each outstanding Option and the Plan, or the exercise price of each outstanding Option, may be adjusted in the reasonable discretion of the Board or a duly authorized committee. Shares awarded under a Stock Award shall be treated as issued and outstanding, whether or not subject to Forfeiture Restrictions, although any Stock, assets, or other rights distributed shall be subject to the Forfeiture Restrictions governing the shares awarded under the Stock Award and, at the discretion of the Board or a duly authorized committee, may be held by the Company or otherwise subject to restrictions on transfer by the Company until the expiration of such Forfeiture Restrictions. All such adjustments shall be made by the Board or duly authorized committee, whose determination upon the same, absent demonstrable error, shall be final and binding on all participants under the Plan. No fractional shares shall be issued, and any fractional shares resulting from the computations pursuant to this section shall be eliminated from the respective Option or Stock Award. No adjustment shall be made for cash dividends, for the issuance of additional shares of Stock for consideration approved by the Board, or for the issuance to stockholders of rights to subscribe for additional Stock or other securities.

     18. Options or Stock Awards to Foreign Nationals. The Board or a duly authorized committee may, in order to fulfill the purposes of this Plan and without amending the Plan, grant Options or Stock Awards to foreign nationals or individuals residing in foreign countries that contain provisions, restrictions, and limitations different from those set forth in this Plan and the Options or Stock Awards made to United States residents in order to recognize differences among the countries in law, tax policy, and custom. Such grants shall be made in an attempt to provide such individuals with essentially the same benefits as contemplated by a grant to United States residents under the terms of this Plan.

     19. Listing and Registration of Shares. Unless otherwise expressly provided on the granting of an award under this Plan, the Company shall have no obligation to register any securities issued pursuant to this Plan or issuable on the exercise of Options granted hereunder. Each award shall be subject to the requirement that if at any time the Board or a duly authorized committee shall determine, in its sole discretion, that it is necessary or desirable to list, register, or qualify the shares covered thereby on any securities exchange or under any state or federal law, or obtain the consent or approval of any governmental agency or regulatory body as a condition of, or in connection with, the granting of such award or the issuance or purchase of shares thereunder, such award may not be made or exercised in whole or in part unless and until such listing, registration, consent, or approval shall have been effected or obtained free of any conditions not acceptable to the Board or a duly authorized committee.

     20. Expiration and Termination of the Plan. The Plan may be abandoned or terminated at any time by the Board or a duly authorized committee except with respect to any Options or Stock Awards then outstanding under the Plan. The Plan shall otherwise terminate on the earlier of the date that is: (i) ten years after the date the Plan is adopted by the Board; or (ii) ten years after the date the Plan is approved by the shareholders of the Company.

     21. Form of Awards. Awards granted under the Plan shall be represented by a written agreement which shall be executed by the Company and which shall contain such terms and conditions as may be determined by the Board or a duly authorized committee and permitted under the terms of this Plan. Option agreements evidencing Incentive Options shall contain such terms and conditions, among others, as may be necessary in the opinion of the Board or a duly authorized committee to qualify them as incentive stock options under section 422 of the Code or any amendment or successor statute of like tenor.

     22. No Right of Employment. Nothing contained in this Plan or any Option or Stock Award shall be construed as conferring on a director, officer, or employee any right to continue or remain as a director, officer, or employee of the Company or its subsidiaries.

     23. Leaves of Absence. The Board or duly authorized committee shall be entitled to make such rules, regulations, and determinations as the Board or duly authorized committee deems appropriate under the Plan in respect of any leave of absence taken by the recipient of any Option or Stock Award. Without limiting the generality of the foregoing, the Board or duly authorized committee shall be entitled to determine (a) whether or not any such leave of absence shall constitute a termination of employment within the meaning of the Plan, and
(b) the impact, if any, of any such leave of absence on any Option or Stock Award under the Plan theretofore made to any recipient who takes such leave of absence.

     24. Amendment of the Plan. The Board or a duly authorized committee may modify and amend the Plan in any respect; provided, however, that to the extent such amendment or modification would cause the Plan to no longer comply with the applicable provisions of the Code with respect to Incentive Options, such amendment or modification shall also be approved by the shareholders of the Company. Subject to the foregoing and, if the Company is subject to the provisions of 16(b) of the Exchange Act, the limitations of Rule 16b-3 promulgated under the Exchange Act or any amendment or successor rule of like tenor, the Plan shall be deemed to be automatically amended as is necessary (i) with respect to the issuance of Incentive Options, to maintain the Plan in compliance with the provisions of section 422 of the Code, and regulations promulgated thereunder from time to time, or any amendment or successor statute thereto, and (ii) with respect to Options or Stock Awards granted to officers and directors of the Company, to maintain the awards made under the Plan in compliance with the provisions of Rule 16b-3 promulgated under the Exchange Act or any amendment or successor rule of like tenor.

                                   ATTEST:



                                   Andrew W. Pierce, Secretary


                            SECRETARY'S CERTIFICATE

     The undersigned, the duly constituted and elected secretary of FX Energy, Inc., hereby certifies that a duly constituted meeting of the shareholders held
on               , 1997, pursuant to notice and at which a quorum was present in
   ---------  ---
accordance with the requirements of law and the Company's articles of incorporation and bylaws, the foregoing FX Energy, Inc. 1996 Stock Option and Award Plan was approved by the affirmative vote of the holders of a majority of the shares of Common Stock in attendance, in person or by proxy, at such meeting.

     DATED this     day of              , 1997.
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